                          PROSPECTUS DATED JUNE 30, 2000

--------------------------------------------------------------------------------
                       MEDALLION VARIABLE UNIVERSAL LIFE II
--------------------------------------------------------------------------------

               a flexible premium variable life insurance policy
                                   issued by
           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

----------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                        MANAGED BY
  --------------------------                        ----------
  Managed......................................     Independence Investment Associates, Inc.
  Growth & Income..............................     Independence Investment Associates, Inc.
  Equity Index.................................     State Street Global Advisors
  Large Cap Value .............................     T. Rowe Price Associates, Inc.
  Large Cap Growth.............................     Independence Investment Associates, Inc.
  Mid Cap Value................................     Neuberger Berman, LLC
  Mid Cap Growth...............................     Janus Capital Corporation
  Real Estate Equity...........................     Independence Investment Associates, Inc. and Morgan
                                                     Stanley Dean Witter Investment Management, Inc.
  Small/Mid Cap CORE...........................     Goldman Sachs Asset Management
  Small/Mid Cap Growth.........................     Wellington Management Company, LLP
  Small Cap Value..............................     INVESCO Management & Research, Inc.
  Small Cap Growth.............................     John Hancock Advisers, Inc.
  Global Balanced..............................     Brinson Partners, Inc.
  International Equity Index...................     Independence International Associates, Inc.
  International Opportunities..................     Rowe Price-Fleming International, Inc.
  Emerging Markets Equity......................     Morgan Stanley Dean Witter Investment Management, Inc.
  Short-Term Bond..............................     Independence Investment Associates, Inc.
  Bond Index...................................     Mellon Bond Associates, LLP
  Active Bond..................................     John Hancock Advisers, Inc.
  Global Bond..................................     J.P. Morgan Investment Management, Inc.
  High Yield Bond..............................     Wellington Management Company, LLP
  Money Market.................................     John Hancock Life Insurance Company
----------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds").

     The Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Trust. The Trust prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.



                            * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            * * * * * * * * * * * *


                         JHVLICO LIFE SERVICING OFFICE
                         -----------------------------

                 Express Delivery                   U.S. Mail
                 ----------------                   ---------
              529 Main Street (X-4)               P.O. Box 111
              Charlestown, MA 02129             Boston, MA 02117

                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                           GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

        . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

        . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

        . Behind the illustrations is a section called "Additional Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic
                           ---
            Information section. A table of contents for the Additional Information section appears on page 32.

        . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 46.

        . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 112.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectus for the Trust begins.

                               BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                                       Beginning on page
--------                                                                       -----------------
 .What is the policy?.........................................................          5
 .Who owns the policy?........................................................          5
 .How can you invest money in the policy?.....................................          5
 .Is there a minimum amount you must invest?..................................          6
 .How will the value of your investment in the policy change over time?.......          8
 .What charges will we deduct from your investment in the policy?.............          9
 .What charges will the Trust deduct from your investment in the policy?......         11
 .What other charges can we impose in the future?.............................         13
 .How can you change your policy's investment allocations?....................         14
 .How can you access your investment in the policy?...........................         15
 .How much will we pay when the insured person dies?..........................         16
 .Can you add additional benefit riders?......................................         18
 .How can you change your policy's insurance coverage?........................         20
 .Can you cancel your policy after it's issued?...............................         21
 .Can you choose the form in which we pay out policy proceeds?................         21
 .To what extent can we vary the terms and conditions of the
  policies in particular cases?..............................................         22
 .How will your policy be treated for income tax purposes?....................         22
 .How do you communicate with us?.............................................         23

WHAT IS THE POLICY?

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

        . Determine when and how much you invest in the various investment options

        .  Borrow or withdraw amounts you have in the investment options

        .  Change the beneficiary who will receive the death benefit

        .  Change the amount of insurance

        . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

        . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

     That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 39. Also, we may refuse to accept any amount of an additional premium if:

        . that amount of premium would increase our insurance risk exposure, and

        . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

     We will also accept premiums:

        .  by wire or by exchange from another insurance company,

        . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
                  -------

        . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

     This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 34 under "Procedures for issuance of a policy".)

     Your policy will show two types of GDB Premium (or such other types as permitted by your state):

        . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

        . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

     The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

     The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page
16). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 18). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

     If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the next section, "Lapse and Reinstatement".

Lapse and Reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

     If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 9.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

     At any time, the "account value" of your policy is equal to:

       . the amount you invested,

       . plus or minus the investment experience of the investment options you've chosen,

       . minus all charges we deduct, and

       . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
  ------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax burden
  --------------
  that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The charge is
  --------------------
  4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs. This
  ------------
  is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative costs.
  ------------------
  This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To determine
  ----------------
  the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum

  Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of
                               -------
  insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 16).

 . Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense risks we
  -----------------------
  assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1 - 10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .050% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .60%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
  ------------------------
  benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 18.

 . ASI reduction charge - A charge we deduct if you decrease the Additional Sum
  --------------------
  Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy
  -----------------------------------------
  lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  POLICY YEAR(S)              PERCENTAGE OF FIRST YEAR TARGET PREMIUM
  --------------              ---------------------------------------
      1-5                                  100%
      6                                     80%
      7                                     70%
      8                                     60%
      9                                     40%
     10                                     20%
     11 and later                            0%

The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
  -------------------------
  value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE TRUST DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With    Operating   Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                 ----------  ----------------  ---------------  ----------   ---------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed.................................     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income.........................     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index............................     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value.........................     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth........................     0.36%           N/A              0.03%         0.39%           0.03%
Mid Cap Value...........................     0.80%           N/A              0.10%         0.90%           0.12%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating    Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                 ----------  ----------------  ---------------  ----------   ---------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1) - CONTINUED:
Mid Cap Growth.........................      0.82%           N/A              0.10%         0.92%           0.11%
Real Estate Equity.....................      0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE.....................      0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth...................      0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value........................      0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth.......................      0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced *......................      0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index.............      0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities............      0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity................      1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond........................      0.30%           N/A              0.10%         0.40%           0.13%
Bond Index.............................      0.15%           N/A              0.10%         0.25%           0.20%
Active Bond *..........................      0.25%           N/A              0.03%         0.28%           0.03%
Global Bond............................      0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond........................      0.65%           N/A              0.10%         0.75%           0.39%
Money Market...........................      0.25%           N/A              0.06%         0.31%           0.06%



NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

   * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

     Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

   At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

   You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

   Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 .  You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

   We reserve the right to impose limits on:

 .  the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 .  the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

   This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

   This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 16). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

       .  We first determine the surrender value of your policy.

       . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

       . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

       .  We then subtract the third item above from the second item above.

     The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

     You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

       . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

       . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

       . Option A - The death benefit will equal the greater of (1) the Total Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

       . Option B - The death benefit will equal the greater of (1) the Total Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

     As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 39). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

     On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

CAN YOU ADD ADDITIONAL BENEFIT RIDERS?

     When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 39). Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

 . Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

 .  Age 100 Waiver of Charges Rider - Provides for the continuation of the Total
   Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

 .  Children's Insurance Benefit Rider - Provides term insurance up through age
   21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 17. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

Benefits under the Long-Term Care Acceleration rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit" is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the Business Day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the Fixed Account described on page 14 will continue to apply.) Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

In certain marketing materials, the policy and this rider may be referred to as "Unison." If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

        . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

     You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

     After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

       . the remaining Basic Sum Insured will be at least $100,000, and

       . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

       . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

Change of death benefit option

     If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

     If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

     Please read "The minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

     Please read "Tax considerations" starting on page 39 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

     You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

        .  JHVLICO at one of the addresses shown on page 2, or

        .  the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

        .  Option 1 - Proceeds left with us to accumulate with interest

        . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

        .  Option 2B - Equal monthly payments for a specified period of time

        . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

        .  Option 4 - Equal monthly payments for life with no refund

        . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 39.

HOW DO YOU COMMUNICATE WITH US?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

     Certain requests must be made in writing and be signed and dated by you. They include the following:

       .  loans, surrenders or partial withdrawals

       .  transfers of account value among investment options

       . change of allocation among investment options for new premium payments

       .  change of death benefit option

       .  increase or decrease in Total Sum Insured

       .  change of beneficiary

       .  election of payment option for policy proceeds

       .  tax withholding elections

       .  election of telephone transaction privilege.

     You should mail or express these requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                             ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the twentieth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits and no Additional Sum Insured have been elected.

     With respect to fees and expenses deducted from assets of the Trust, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.66%, and (2) an assumed average asset charge for all other operating expenses of the Trust equivalent to an effective annual rate of 0.11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

     The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  274   $   303   $    332    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       767       850        937         7        90         177
   3           2,516      100,000   100,000   100,000     1,239     1,407      1,590       479       647         830
   4           3,439      100,000   100,000   100,000     1,692     1,977      2,298       932     1,217       1,538
   5           4,409      100,000   100,000   100,000     2,124     2,558      3,066     1,364     1,798       2,306
   6           5,428      100,000   100,000   100,000     2,536     3,151      3,900     1,928     2,543       3,292
   7           6,497      100,000   100,000   100,000     2,930     3,758      4,809     2,398     3,226       4,277
   8           7,620      100,000   100,000   100,000     3,304     4,380      5,800     2,848     3,924       5,344
   9           8,799      100,000   100,000   100,000     3,660     5,016      6,883     3,356     4,712       6,579
  10          10,037      100,000   100,000   100,000     3,997     5,669      8,068     3,845     5,517       7,916
  11          11,337      100,000   100,000   100,000     4,355     6,382      9,417     4,355     6,382       9,417
  12          12,702      100,000   100,000   100,000     4,695     7,118     10,901     4,695     7,118      10,901
  13          14,135      100,000   100,000   100,000     5,019     7,878     12,537     5,019     7,878      12,537
  14          15,640      100,000   100,000   100,000     5,330     8,667     14,345     5,330     8,667      14,345
  15          17,220      100,000   100,000   100,000     5,632     9,490     16,348     5,632     9,490      16,348
  16          18,879      100,000   100,000   100,000     5,929    10,354     18,574     5,929    10,354      18,574
  17          20,621      100,000   100,000   100,000     6,174    11,214     21,003     6,174    11,214      21,003
  18          22,450      100,000   100,000   100,000     6,385    12,088     23,679     6,385    12,088      23,679
  19          24,370      100,000   100,000   100,000     6,558    12,975     26,627     6,558    12,975      26,627
  20          26,387      100,000   100,000   100,000     6,700    13,882     29,888     6,700    13,882      29,888
  25          38,086      100,000   100,000   100,000     6,842    18,667     52,322     6,842    18,667      52,322
  30          53,018      100,000   100,000   109,126     6,244    24,274     90,938     6,244    24,274      90,938
  35          72,076           **   100,000   179,385     4,418    30,640    155,987     4,418    30,640     155,987
  40          96,398           **   100,000   276,855        **    35,126    263,672        **    35,126     263,672
  45         127,441           **   100,000   466,188        **    37,880    443,988        **    37,880     443,988


---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       609       679        753         0         0           0
   3           2,516      100,000   100,000   100,000     1,010     1,152      1,307       250       392         547
   4           3,439      100,000   100,000   100,000     1,394     1,634      1,905       634       874       1,145
   5           4,409      100,000   100,000   100,000     1,758     2,122      2,550       998     1,362       1,790
   6           5,428      100,000   100,000   100,000     2,102     2,619      3,248     1,494     2,011       2,640
   7           6,497      100,000   100,000   100,000     2,425     3,119      4,000     1,893     2,587       3,468
   8           7,620      100,000   100,000   100,000     2,726     3,624      4,812     2,270     3,168       4,356
   9           8,799      100,000   100,000   100,000     3,001     4,132      5,688     2,697     3,828       5,384
  10          10,037      100,000   100,000   100,000     3,254     4,642      6,635     3,102     4,490       6,483
  11          11,337      100,000   100,000   100,000     3,479     5,151      7,657     3,479     5,151       7,657
  12          12,702      100,000   100,000   100,000     3,675     5,657      8,759     3,675     5,657       8,759
  13          14,135      100,000   100,000   100,000     3,840     6,158      9,951     3,840     6,158       9,951
  14          15,640      100,000   100,000   100,000     3,975     6,653     11,239     3,975     6,653      11,239
  15          17,220      100,000   100,000   100,000     4,074     7,138     12,631     4,074     7,138      12,631
  16          18,879      100,000   100,000   100,000     4,137     7,611     14,138     4,137     7,611      14,138
  17          20,621      100,000   100,000   100,000     4,157     8,065     15,767     4,157     8,065      15,767
  18          22,450      100,000   100,000   100,000     4,129     8,492     17,524     4,129     8,492      17,524
  19          24,370      100,000   100,000   100,000     4,047     8,888     19,424     4,047     8,888      19,424
  20          26,387      100,000   100,000   100,000     3,902     9,240     21,473     3,902     9,240      21,473
  25          38,086      100,000   100,000   100,000     2,014    10,063     34,542     2,014    10,063      34,542
  30          53,018           **   100,000   100,000        **     8,003     54,555        **     8,003      54,555
  35          72,076           **        **   100,633        **        **     87,507        **        **      87,507
  40          96,398           **        **   149,767        **        **    142,635        **        **     142,635
  45         127,441           **        **   242,572        **        **    231,021        **        **     231,021

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1        $    798     $100,217  $100,243  $100,269    $  217   $   243   $    269    $    0   $     0    $      0
   2           1,636      100,660   100,734   100,812       660       734        812         0         0          52
   3           2,516      101,087   101,237   101,399     1,087     1,237      1,399       327       477         639
   4           3,439      101,496   101,750   102,036     1,496     1,750      2,036       736       990       1,276
   5           4,409      101,885   102,272   102,724     1,885     2,272      2,724     1,125     1,512       1,964
   6           5,428      102,255   102,802   103,469     2,255     2,802      3,469     1,647     2,194       2,861
   7           6,497      102,602   103,339   104,273     2,602     3,339      4,273     2,070     2,807       3,741
   8           7,620      102,926   103,882   105,142     2,926     3,882      5,142     2,470     3,426       4,686
   9           8,799      103,226   104,428   106,081     3,226     4,428      6,081     2,922     4,124       5,777
  10          10,037      103,500   104,977   107,096     3,500     4,977      7,096     3,348     4,825       6,944
  11          11,337      103,783   105,568   108,239     3,783     5,568      8,239     3,783     5,568       8,239
  12          12,702      104,042   106,165   109,482     4,042     6,165      9,482     4,042     6,165       9,482
  13          14,135      104,273   106,766   110,833     4,273     6,766     10,833     4,273     6,766      10,833
  14          15,640      104,474   107,368   112,302     4,474     7,368     12,302     4,474     7,368      12,302
  15          17,220      104,645   107,970   113,897     4,645     7,970     13,897     4,645     7,970      13,897
  16          18,879      104,843   108,632   115,697     4,843     8,632     15,697     4,843     8,632      15,697
  17          20,621      104,997   109,282   117,648     4,997     9,282     17,648     4,997     9,282      17,648
  18          22,450      105,096   109,909   119,752     5,096     9,909     19,752     5,096     9,909      19,752
  19          24,370      105,134   110,506   122,022     5,134    10,506     22,022     5,134    10,506      22,022
  20          26,387      105,115   111,072   124,478     5,115    11,072     24,478     5,115    11,072      24,478
  25          38,086      104,433   113,704   140,677     4,433    13,704     40,677     4,433    13,704      40,677
  30          53,018      102,724   115,876   166,584     2,724    15,876     66,584     2,724    15,876      66,584
  35          72,076            0   116,166   207,244         0    16,166    107,244         0    16,166     107,244
  40          96,398            0   112,112   270,422         0    12,112    170,422         0    12,112     170,422
  45         127,441            0   100,471   369,026         0       471    269,026         0       471     269,026

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1        $    798     $100,190  $100,216  $100,241    $  190    $  216    $   241    $    0    $    0     $     0
   2           1,636      100,607   100,677   100,751       607       677        751         0         0           0
   3           2,516      101,006   101,147   101,301     1,006     1,147      1,301       246       387         541
   4           3,439      101,386   101,625   101,895     1,386     1,625      1,895       626       865       1,135
   5           4,409      101,747   102,109   102,533     1,747     2,109      2,533       987     1,349       1,773
   6           5,428      102,086   102,598   103,221     2,086     2,598      3,221     1,478     1,990       2,613
   7           6,497      102,403   103,090   103,961     2,403     3,090      3,961     1,871     2,558       3,429
   8           7,620      102,696   103,584   104,756     2,696     3,584      4,756     2,240     3,128       4,300
   9           8,799      102,963   104,077   105,609     2,963     4,077      5,609     2,659     3,773       5,305
  10          10,037      103,206   104,570   106,527     3,206     4,570      6,527     3,054     4,418       6,375
  11          11,337      103,419   105,058   107,511     3,419     5,058      7,511     3,419     5,058       7,511
  12          12,702      103,602   105,539   108,567     3,602     5,539      8,567     3,602     5,539       8,567
  13          14,135      103,754   106,010   109,699     3,754     6,010      9,699     3,754     6,010       9,699
  14          15,640      103,871   106,470   110,914     3,871     6,470     10,914     3,871     6,470      10,914
  15          17,220      103,953   106,914   112,215     3,953     6,914     12,215     3,953     6,914      12,215
  16          18,879      103,996   107,339   113,609     3,996     7,339     13,609     3,996     7,339      13,609
  17          20,621      103,995   107,736   115,098     3,995     7,736     15,098     3,995     7,736      15,098
  18          22,450      103,943   108,098   116,683     3,943     8,098     16,683     3,943     8,098      16,683
  19          24,370      103,836   108,418   118,370     3,836     8,418     18,370     3,836     8,418      18,370
  20          26,387      103,664   108,682   120,157     3,664     8,682     20,157     3,664     8,682      20,157
  25          38,086      101,641   108,839   130,719     1,641     8,839     30,719     1,641     8,839      30,719
  30          53,018           **   105,662   143,980        **     5,662     43,980        **     5,662      43,980
  35          72,076           **        **   158,754        **        **     58,754        **        **      58,754
  40          96,398           **        **   171,485        **        **     71,485        **        **      71,485
  45         127,441           **        **   172,946        **        **     72,946        **        **      72,946


---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1        $    798     $100,000  $100,000  $100,000    $  217   $   244   $    270    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       662       736        814         0         0          54
   3           2,516      100,000   100,000   100,000     1,091     1,241      1,405       331       481         645
   4           3,439      100,000   100,000   100,000     1,504     1,759      2,046       744       999       1,286
   5           4,409      100,000   100,000   100,000     1,897     2,286      2,742     1,137     1,526       1,982
   6           5,428      100,000   100,000   100,000     2,272     2,824      3,497     1,664     2,216       2,889
   7           6,497      100,000   100,000   100,000     2,626     3,370      4,315     2,094     2,838       3,783
   8           7,620      100,000   100,000   100,000     2,958     3,925      5,203     2,502     3,469       4,747
   9           8,799      100,000   100,000   100,000     3,267     4,487      6,166     2,963     4,183       5,862
  10          10,037      100,000   100,000   100,000     3,552     5,055      7,212     3,400     4,903       7,060
  11          11,337      100,000   100,000   100,000     3,848     5,669      8,396     3,848     5,669       8,396
  12          12,702      100,000   100,000   100,000     4,121     6,294      9,691     4,121     6,294       9,691
  13          14,135      100,000   100,000   100,000     4,368     6,928     11,107     4,368     6,928      11,107
  14          15,640      100,000   100,000   100,000     4,588     7,569     12,657     4,588     7,569      12,657
  15          17,220      100,000   100,000   100,000     4,779     8,217     14,354     4,779     8,217      14,354
  16          18,879      100,000   100,000   100,000     4,997     8,927     16,270     4,997     8,927      16,270
  17          20,621      100,000   100,000   100,000     5,173     9,636     18,365     5,173     9,636      18,365
  18          22,450      100,000   100,000   100,000     5,298    10,333     20,651     5,298    10,333      20,651
  19          24,370      100,000   100,000   100,000     5,366    11,014     23,150     5,366    11,014      23,150
  20          26,387      100,000   100,000   100,000     5,379    11,681     25,891     5,379    11,681      25,891
  25          38,086      100,000   100,000   100,000     4,884    15,049     44,699     4,884    15,049      44,699
  30          53,018      100,000   100,000   100,000     3,368    18,521     77,023     3,368    18,521      77,023
  35          72,076           **   100,000   151,986        **    21,140    132,161        **    21,140     132,161
  40          96,398           **   100,000   234,986        **    21,132    223,797        **    21,132     223,797
  45         127,441           **   100,000   395,910        **    15,576    377,057        **    15,576     377,057

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       609       679        753         0         0           0
   3           2,516      100,000   100,000   100,000     1,010     1,152      1,307       250       392         547
   4           3,439      100,000   100,000   100,000     1,394     1,634      1,905       634       874       1,145
   5           4,409      100,000   100,000   100,000     1,758     2,122      2,550       998     1,362       1,790
   6           5,428      100,000   100,000   100,000     2,102     2,619      3,248     1,494     2,011       2,640
   7           6,497      100,000   100,000   100,000     2,425     3,119      4,000     1,893     2,587       3,468
   8           7,620      100,000   100,000   100,000     2,726     3,624      4,812     2,270     3,168       4,356
   9           8,799      100,000   100,000   100,000     3,001     4,132      5,688     2,697     3,828       5,384
  10          10,037      100,000   100,000   100,000     3,254     4,642      6,635     3,102     4,490       6,483
  11          11,337      100,000   100,000   100,000     3,479     5,151      7,657     3,479     5,151       7,657
  12          12,702      100,000   100,000   100,000     3,675     5,657      8,759     3,675     5,657       8,759
  13          14,135      100,000   100,000   100,000     3,840     6,158      9,951     3,840     6,158       9,951
  14          15,640      100,000   100,000   100,000     3,975     6,653     11,239     3,975     6,653      11,239
  15          17,220      100,000   100,000   100,000     4,074     7,138     12,631     4,074     7,138      12,631
  16          18,879      100,000   100,000   100,000     4,137     7,611     14,138     4,137     7,611      14,138
  17          20,621      100,000   100,000   100,000     4,157     8,065     15,767     4,157     8,065      15,767
  18          22,450      100,000   100,000   100,000     4,129     8,492     17,524     4,129     8,492      17,524
  19          24,370      100,000   100,000   100,000     4,047     8,888     19,424     4,047     8,888      19,424
  20          26,387      100,000   100,000   100,000     3,902     9,240     21,473     3,902     9,240      21,473
  25          38,086      100,000   100,000   100,000     2,014    10,063     34,542     2,014    10,063      34,542
  30          53,018           **   100,000   100,000        **     8,003     54,555        **     8,003      54,555
  35          72,076           **        **   129,217        **        **     85,370        **        **      85,370
  40          96,398           **        **   176,943        **        **    129,269        **        **     129,269
  45         127,441           **        **   239,730        **        **    189,870        **        **     189,870


---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                            ADDITIONAL INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.

CONTENTS OF THIS SECTION                                              BEGINNING ON PAGE
------------------------                                              ----------------
Description of us .................................................          33
How we support the policy and investment options...................          33
Procedures for issuance of a policy................................          34
Basic Sum Insured vs. Additional Sum Insured.......................          35
Commencement of investment performance.............................          35
How we process certain policy transactions.........................          36
Effects of policy loans............................................          37
Additional information about how certain policy charges work.......          38
How we market the policies.........................................          39
Tax considerations.................................................          39
Reports that you will receive......................................          41
Voting privileges that you will have...............................          41
Changes that we can make as to your policy.........................          42
Adjustments we make to death benefits..............................          42
When we pay policy proceeds........................................          43
Other details about exercising rights and paying benefits..........          43
Legal matters......................................................          44
Registration statement filed with the SEC..........................          44
Accounting and actuarial experts...................................          44
Financial statements of JHVLICO and the Account....................          44
List of Directors and Executive Officers of JHVLICO................          45

DESCRIPTION OF US

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

     The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

     We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

     The policy will take effect only if all of the following conditions are satisfied:

 .  The policy is delivered to and received by the applicant.

 .  The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 39).

COMMENCEMENT OF INVESTMENT PERFORMANCE

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 .    The tax problem resolves itself prior to the date the refund is to be made;
     or

 .    The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

     In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

     Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

     We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

     Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

     This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

     Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

     The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

     Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 .  Additional Sum Insured increases.

 .  Change of death benefit Option from A to B.

     A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

    The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 .  Total Sum Insured decreases

 .  Reinstatements of lapsed policies

     We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

    Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

    The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

    You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 39.)

Monthly charges

    Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

    The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

    The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

    John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies sold through the use of this prospectus. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, John Hancock Mutual Variable Life Insurance Account UV, John Hancock Variable Life Account S, and Investors Partner Life Account L, all of which are registered under the 1940 Act.

    The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 3% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 3% of total premiums paid in policy years 2 through 5 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter.

    We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

    The offering of the policies is intended to be continuous, but neither JHVLICO nor JHFI is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

    This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

    We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

    If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code. In addition, if you have elected the Long-Term Care Acceleration rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

    Other policy distributions

    Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

    Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 18, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

    We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

    It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

    In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

    Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

    Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

    At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

    The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

    The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

    Furthermore, any time there is a "material change" in an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

    Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

    All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

    The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

    At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

    Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

    All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

    We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

    However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

    The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

    We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

    In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 .  Combining or removing investment options

 .  Changes in the form of organization of any separate account

    Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

    If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

    We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

    We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

    We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

    We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

    If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

    You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

    You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

    The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

    This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

    Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and has been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

    The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

    In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

     The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers   Principal Occupations
--------------------------------   ---------------------
David F. D'Alessandro............  Chairman of the Board and Chief Executive
                                   Officer of JHVLICO; President, Chief
                                   Operations Officer, and Chief Executive
                                   Officer-Elect, John Hancock Life Insurance
                                   Company.
Michele G. Van Leer..............  Vice Chairman of the Board and President of
                                   JHVLICO; Senior Vice President, John Hancock
                                   Life Insurance Company.
Ronald J. Bocage.................  Director, Vice President and Counsel of
                                   JHVLICO; Vice President and Counsel, John
                                   Hancock Life Insurance Company.
Bruce M. Jones...................  Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Thomas J. Lee...................   Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Barbara L. Luddy................   Director, Vice President and Actuary of
                                   JHVLICO; Senior Vice President, John Hancock
                                   Life Insurance Company.
Robert S. Paster................   Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Robert R. Reitano...............   Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Paul Strong.....................   Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Daniel L. Ouellette.............   Vice President, Marketing, of JHVLICO; Senior
                                   Vice President, John Hancock Life Insurance
                                   Company.
Edward P. Dowd..................   Vice President, Investments, of JHVLICO;
                                   Senior Vice President, John Hancock Life
                                   Insurance Company
Roger G. Nastou.................   Vice President, Investments, of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company
Todd G. Engelsen................   Vice President and Illustration Actuary of
                                   JHVLICO; Second Vice President, John Hancock
                                   Life Insurance Company
Julie H. Indge..................   Treasurer of JHVLICO; Financial Officer, John
                                   Hancock Life Insurance Company
Patrick F. Smith................   Controller of JHVLICO; Senior Associate
                                   Controller, John Hancock Life Insurance
                                   Company.
Peter H. Scavongelli............   Secretary of JHVLICO; State Compliance
                                   Officer, John Hancock Life Insurance Company

     The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              FIRST QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION

                                                           (Unaudited)
                                                      March 31    December 31
                                                        2000         1999
                                                      ---------   -----------
                                                          (In millions)
ASSETS
Bonds..............................................   $ 1,276.6    $ 1,216.3
  Preferred stocks.................................        35.6         35.9
  Common stocks....................................         1.7          3.2
  Investment in affiliates.........................        81.3         80.7
Mortgage loans on real estate......................       429.0        433.1
Real estate........................................        24.8         25.0
Policy loans.......................................       181.8        172.1
Cash Items:
  Cash in banks....................................        (3.3)        27.2
  Temporary cash investments.......................       309.4        222.9
                                                      ---------    ---------
                                                          306.1        250.1
Premiums due and deferred..........................        23.1         29.9
Investment income due and accrued..................        35.7         33.2
Other general account assets.......................        52.3         65.3
Assets held in separate accounts...................     8,597.7      8,268.2
                                                      ---------    ---------
TOTAL ASSETS.......................................   $11,045.7    $10,613.0
                                                      =========    =========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves..................................   $ 1,945.6    $ 1,866.6
  Federal income and other taxes payable...........        73.6         67.3
  Other general account obligations................       232.1        219.0
  Transfers from separate account, net.............      (225.7)      (221.6)
  Asset valuation reserve..........................        18.8         23.1
  Obligations related to separate accounts.........     8,590.9      8,261.6
                                                      ---------    ---------
TOTAL OBLIGATIONS..................................    10,635.3     10,216.0
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares...         2.5          2.5
  Paid-in capital..................................       572.4        572.4
  Unassigned deficit...............................      (164.5)      (177.9)
                                                      ---------    ---------
TOTAL STOCKHOLDER'S EQUITY.........................       410.4        397.0
                                                      ---------    ---------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY.........   $11,045.7    $10,613.0
                                                      =========    =========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                             (Unaudited)
                                                          Three months ended
                                                               March 31
                                                          -------------------
                                                            2000       1999
                                                          --------   --------
                                                             (In millions)
INCOME
  Premiums.............................................    $ 231.3     $223.6
  Net investment income................................       39.6       32.5
  Other, net...........................................      132.4      145.3
                                                           -------     ------
                                                             403.3      401.4
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries..........       89.2       80.3
  Additions to reserves to provide for future payments
    to policyholders and beneficiaries.................      216.3      238.2
  Expenses of providing service to policyholders and
    obtaining new insurance............................       73.5       75.7
  State and miscellaneous taxes........................        7.6        2.8
                                                           -------     ------
                                                             386.6      397.0
                                                           -------     ------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
      AND NET REALIZED CAPITAL GAINS (LOSSES)..........       16.7        4.4
Federal income taxes...................................        4.7        1.0
                                                           -------     ------
     GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
      GAINS (LOSSES)...................................       12.0        3.4
Net realized capital gains (losses)....................        0.4       (1.5)
                                                           -------     ------
     NET INCOME........................................       12.4        1.9
Unassigned deficit at beginning of period..............     (177.9)     (49.2)
Net unrealized capital gains (losses) and other
 adjustments...........................................        1.1        0.3
Other reserves and adjustments.........................       (0.1)      (4.2)
                                                           -------     ------
UNASSIGNED DEFICIT AT END OF PERIOD....................    $(164.5)    $(51.2)
                                                           =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

                                                             (Unaudited)
                                                         Three months ended
                                                              March 31
                                                         -------------------
                                                           2000       1999
                                                         --------   --------
                                                            (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums..................................    $ 241.4    $ 225.3
  Net investment income...............................       37.2       29.9
  Benefits to policyholders and beneficiaries.........      (79.6)     (70.8)
  Dividends paid to policyholders.....................       (6.4)      (6.1)
  Insurance expenses and taxes........................      (91.9)    (107.8)
  Net transfers to separate accounts..................     (141.4)    (182.0)
  Other, net..........................................      134.4      175.7
                                                          -------    -------
     NET CASH PROVIDED FROM OPERATIONS................       93.7       64.2
                                                          -------    -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases......................................     (157.5)     (71.3)
  Bond sales..........................................       73.5        8.7
  Bond maturities and scheduled redemptions...........       18.9       18.8
  Bond prepayments....................................        2.6        3.2
  Stock purchases.....................................       (0.4)      (0.2)
  Proceeds from stock sales...........................        1.2        1.5
  Real estate purchases...............................       (0.1)      (0.9)
  Real estate sales...................................        0.0       10.4
  Other invested assets purchases.....................       (0.1)       0.0
  Proceeds from the sale of other invested assets.....        0.0        0.0
  Mortgage loans issued...............................       (4.3)     (23.4)
  Mortgage loan repayments............................        8.4        5.2
  Other, net..........................................       20.1       (2.8)
                                                          -------    -------
     NET CASH USED IN INVESTING ACTIVITIES............      (37.7)     (50.8)
                                                          -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in short-term note payable..       (0.0)     (32.3)
                                                          -------    -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES......       (0.0)     (32.3)
                                                          -------    -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS..........................................       56.0      (18.9)
Cash and temporary cash investments at beginning of
 year.................................................      250.1       19.9
                                                          -------    -------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF
 PERIOD...............................................    $ 306.1    $   1.0
                                                          =======    =======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                         Common  Paid-in  Unassigned
                                         Stock   Capital   Deficit     Total
                                         ------  -------  ----------  -------
                                                    (In millions)
For the three months ended March 31,
 1999 (unaudited)
Balance at January 1, 1999............    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
  Capital contribution................
  Net gain............................                         1.9        1.9
  Net unrealized capital gains and
    other adjustments.................                         0.3        0.3
  Other reserves and adjustments......                        (4.2)      (4.2)
                                          ----   ------    -------     ------
Balance at March 31, 1999.............    $2.5   $377.5    $ (51.2)    $328.8
                                          ====   ======    =======     ======
For the three months ended March 31,
 2000 (unaudited)
Balance at January 1, 2000............    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
  Capital contribution................
  Net gain............................                        12.4       12.4
  Net unrealized capital gains and
    other adjustments.................                         1.1        1.1
  Provision for Litigation Reserve....
  Other reserves and adjustments......                        (0.1)      (0.1)
                                          ----   ------    -------     ------
Balance at March 31, 2000.............    $2.5   $572.4    $(164.5)    $410.4
                                          ====   ======    =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

     We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                             DECEMBER 31,
                                                        ---------------------
                                                           1999        1998
                                                        ---------   ---------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6........................................   $ 1,216.3    $1,185.8
Preferred stocks.....................................        35.9        36.5
Common stocks . .....................................         3.2         3.1
Investment in affiliates.............................        80.7        81.7
Mortgage loans on real estate--Note 6................       433.1       388.1
Real estate..........................................        25.0        41.0
Policy loans.........................................       172.1       137.7
Cash items:
   Cash in banks.....................................        27.2        11.4
   Temporary cash investments........................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred............................        29.9        32.7
Investment income due and accrued....................        33.2        29.8
Other general account assets.........................        65.3        47.5
Assets held in separate accounts.....................     8,268.2     6,595.2
                                                        ---------    --------

       Total Assets..................................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
   Policy reserves...................................   $ 1,866.6    $1,652.0
   Federal income and other taxes payable--Note 1....        67.3        44.3
   Other general account obligations.................       219.0       150.9
   Transfers from separate accounts, net.............      (221.6)     (190.3)
   Asset valuation reserve--Note 1...................        23.1        21.9
   Obligations related to separate accounts..........     8,261.6     6,589.4
                                                        ---------    --------
       Total Obligations.............................
                                                         10,216.0     8,268.2

Stockholder's Equity
   Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares.....         2.5         2.5
   Paid-in capital...................................       572.4       377.5
   Unassigned deficit--Note 10.......................      (177.9)      (49.2)
                                                        ---------    --------
   Total Stockholder's Equity........................       397.0       330.8
                                                        ---------    --------

       Total obligations and stockholder's equity....   $10,613.0    $8,599.0
                                                        =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                 YEAR ENDED DECEMBER 31,
                                                                   1999           1998
                                                                 --------       --------
                                                                      (IN MILLIONS)
INCOME
Premiums....................................................     $  950.8       $1,272.3
Net investment income--Note 3...............................        136.0          122.8
Other, net..................................................        605.4          618.1
                                                                 --------       --------
                                                                  1,692.2        2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries.................        349.9          301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries..........................        888.8        1,360.2
Expenses of providing service to policyholders and
   obtaining new insurance--Note 5..........................        314.4          274.2
State and miscellaneous taxes...............................         20.5           28.1
                                                                 --------       --------
                                                                  1,573.6        1,963.9
                                                                 --------       --------
   Gain from operations before federal income
     taxes and net realized capital losses..................        118.6           49.3
Federal income taxes--Note 1................................         42.9           33.1
                                                                 --------       --------
   Gain from operations before net realized capital losses..         75.7           16.2
Net realized capital losses--Note 4.........................         (1.7)          (0.6)
                                                                 --------       --------
       Net income...........................................         74.0           15.6

Unassigned deficit at beginning of year.....................        (49.2)         (58.3)
Net unrealized capital losses and other adjustments--Note 4          (3.8)          (6.0)
Other reserves and adjustments--Note 10.....................       (198.9)          (0.5)
                                                                 --------       --------

       Unassigned deficit at end of year.....................    $ (177.9)      $  (49.2)
                                                                 ========       ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                         YEAR ENDED DECEMBER 31,
                                                                        -------------------------
                                                                          1999             1998
                                                                        --------         --------
                                                                              (IN MILLIONS)
Cash flows from operating activities:
   Insurance premiums...............................................    $  958.5         $1,275.3
   Net investment income............................................       134.2            118.2
   Benefits to policyholders and beneficiaries......................      (321.6)          (275.5)
Dividends paid to policyholders.....................................       (25.6)           (22.3)
Insurance expenses and taxes........................................      (344.8)          (296.9)
Net transfers to separate accounts..................................      (705.3)          (874.4)
   Other, net.......................................................       540.6            551.3
                                                                        --------         --------
       Net cash provided from operations............................       236.0            475.7
                                                                        --------         --------

Cash flows used in investing activities:
   Bond purchases...................................................      (240.7)          (618.8)
   Bond sales.......................................................       108.3            340.7
   Bond maturities and scheduled redemptions........................        78.4            111.8
   Bond prepayments.................................................        18.7             76.5
   Stock purchases..................................................        (3.9)           (23.4)
   Proceeds from stock sales........................................         3.6              1.9
   Real estate purchases............................................        (2.2)            (4.2)
   Real estate sales................................................        17.8              2.1
   Other invested assets purchases..................................        (4.5)             0.0
   Mortgage loans issued............................................       (70.7)          (145.5)
   Mortgage loan repayments.........................................        25.3             33.2
   Other, net.......................................................       (68.9)          (435.2)
                                                                        --------         --------
       Net cash used in investing activities........................      (138.8)          (660.9)
                                                                        --------         --------

Cash flows from financing activities:
   Capital contribution.............................................       194.9
   Net (decrease) increase in short-term note payable...............       (61.9)            61.9
                                                                        --------         --------
       Net cash provided from financing activities..................       133.0             61.9
                                                                        --------         --------
       Increase (decrease) in cash and temporary cash investments...       230.2           (123.3)

Cash and temporary cash investments at beginning of year............        19.9            143.2
                                                                        --------         --------

       Cash and temporary cash investments at end of year...........    $  250.1         $   19.9
                                                                        ========         ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.   NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  Basis of Presentation

     The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

     The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

     The significant accounting practices of the Company are as follows:

  Pending Statutory Standards

     During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

  Revenues and Expenses

     Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

  Cash and Temporary Cash Investments

     Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

  Valuation of Assets

     General account investments are carried at amounts determined on the following bases:

     Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

     Investments in affiliates are included on the statutory equity method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

     The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

     Mortgage loans are carried at outstanding principal balance or amortized cost.

     Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

     Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

     Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Asset Valuation and Interest Maintenance Reserves

     The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

     The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

  Goodwill

     The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

  Separate Accounts

     Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

  Fair Value Disclosure of Financial Instruments

     Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

     The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

     The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

     Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

     The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

     The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

     The carrying amount in the statement of financial position for policy loans approximates their fair value.

     The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

  Capital Gains and Losses

     Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

  Policy Reserves

     Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 1999.

  Federal Income Taxes

     Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

     Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

     Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

  Adjustments to Policy Reserves

     From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

  Reinsurance

     Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2.   ACQUISITION

     On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                                           1999         1998
                                                          ------       ------
                                                             (IN MILLIONS)
Total assets..........................................    $570.7       $587.8
Total liabilities.....................................     498.9        517.5
Total revenue.........................................      35.6         38.8
Net income............................................       3.5          3.8


3.   NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                           1999         1998
                                                          ------       ------
                                                             (IN MILLIONS)
Investment expenses...................................    $  9.5       $  8.3
Interest expense......................................       1.7          2.4
Depreciation expense..................................       0.6          0.8
Investment taxes......................................       0.3          0.7
                                                          ------       ------

                                                          $ 12.1       $ 12.2
                                                          ======       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4.   NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                           1999         1998
                                                          ------       ------
                                                             (IN MILLIONS)
Net gains from asset sales............................    $ (2.8)      $  7.6
Capital gains tax.....................................       0.2         (2.9)
Net capital gains transferred to IMR..................       0.9         (5.3)
                                                          ------       ------

Net realized capital losses...........................    $ (1.7)      $ (0.6)
                                                          ======       ======


Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                           1999         1998
                                                          ------       ------
                                                             (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments................................    $ (2.6)      $ (2.7)
Increase in asset valuation reserve...................      (1.2)        (3.3)
                                                          ------       ------

Net unrealized capital losses and other adjustments...    $ (3.8)      $ (6.0)
                                                          ======       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5.   Transactions with Parent

     The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

     The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

     Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

     At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6.   Investments

The statement value and fair value of bonds are shown below:

                                                                                 Gross Unrealized    Gross Unrealized
                                                               Statement Value        Gains                Losses        Fair Value
                                                               ---------------   ----------------    ----------------    ----------
                                                                                             (In millions)
December 31, 1999
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies..................      $      5.9        $      0.0           $      0.1         $    5.8
Obligations of states and political subdivisions.........             2.2               0.1                  0.1              2.2
Debit securities issued by foreign governments...........            13.9               0.8                  0.1             14.6
Corporate securities.....................................           964.9              13.0                 59.4            918.5
Mortgage-backed securities...............................           229.4               0.5                  7.8            222.1
                                                               ----------       -----------           ----------         --------

Total bonds..............................................      $  1,216.3        $     14.4           $     67.5         $1,163.2
                                                               ==========       ===========           ==========          =======

December 31, 1998
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies..................      $      5.1        $      0.1           $      0.0         $    5.2
Obligations of states and political subdivisions.........             3.2               0.3                  0.0              3.5
Corporate securities.....................................           925.2              50.4                 15.0            960.6
Mortgage-backed securities...............................           252.3              10.0                  0.1            262.2
                                                               ----------        ----------           ----------         --------

Total bonds..............................................       $ 1,185.8        $     60.8           $     15.1         $1,231.5
                                                                =========        ==========           ==========         ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                                                          Statement       Fair
                                                                                            Value        Value
                                                                                          ---------     --------
                                                                                               (In millions)
Due in one year or less............................................................       $    58.5     $   58.2
Due after one year through five years..............................................           286.8        282.0
Due after five years through ten years.............................................           425.4        405.6
Due after ten years................................................................           216.2        195.3
                                                                                          ---------     --------
                                                                                              986.9        941.1

Mortgage-backed securities.........................................................           229.4        222.1
                                                                                          ---------     --------

                                                                                          $ 1,216.3     $1,163.2
                                                                                          =========     ========

     Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

     At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

     The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

     Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

     At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                      Statement          Geographic                 Statement
                    Property Type                     Value              Concentration               Value
                                                   (In millions)                                  (In millions)
Apartments......................................      $  112.1           East North Central          $  71.3
Hotels..........................................          11.3           East South Central              7.4
Industrial......................................          66.0           Middle Atlantic                28.5
Office buildings................................          86.4           Mountain                       21.0
Retail..........................................          25.5           New England                    37.5
Agricultural....................................          99.6           Pacific                       111.1
Other...........................................          32.2           South Atlantic                 87.6
                                                                         West North Central             16.6
                                                                         West South Central             48.6
                                                                         Other                           3.5
                                                      --------                                       -------

                                                      $  433.1                                       $ 433.1
                                                      ========                                       =======

     At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

     The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7.   Reinsurance

     The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

     Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8.   Financial Instruments with Off-Balance-Sheet Risk

     The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


                                       Number of Contracts/                     Assets (Liabilities)
                                                                  -------------------------------------------------
                                         Notional Amounts                   1999                       1998
                                                                    Carrying                  Carrying
                                          1999        1998           Value      Fair Value     Value     Fair Value
                                       ---------    --------      ----------  -------------  ----------  ----------
                                                                      (In millions)
Futures contracts to sell securities      362.0       947.0         $0.6          $   0.6     $  (0.5)     $ (0.5)
Interest rate swap agreements            $965.0      $365.0           --             11.5          --       (17.7)
Interest rate cap agreements              239.4        89.4          5.6              5.6         3.1         3.1
Currency rate swap agreements              15.8        15.8           --             (1.6)         --        (3.3)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. Policy Reserves Policyholders' and Benificiaries' Funds and Obligations Related to Separate Accounts

     The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                                          December 31, 1999            Percent
                                                                          -----------------            -------
                                                                                          (In millions)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment............................................    $     3.8                     0.1%
At book value less surrender charge                                              40.5                     1.5
At market value.........................................................      2,326.6                    87.1
Total with adjustment...................................................      2,370.9                    88.7
Subject to discretionary withdrawal
at book value (without adjustment)......................................        287.1                    10.7
Not subject to discretionary withdrawal--general account................         15.4                     0.6
                                                                            ---------                  ------

Total annuity reserves and deposit liabilities..........................    $ 2,673.4                   100.0%
                                                                            =========                  ======

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10.  Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11.  Fair Value of Financial Instruments

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                            December 31,
                                                            1999                           1998
                                                  ------------------------       -----------------------
                                                  Carrying          Fair         Carrying        Fair
                                                  Amount            Value        Amount          Value
                                                  --------         -------       --------       --------
                                                                       (In millions)
Assets
  Bonds--Note 6                                   $1,216.3          $1,163.2     $1,185.8        $1,231.5
  Preferred stocks--Note 6                            35.9              35.9         36.5            36.5
  Common stocks--Note 6                                3.2               3.2          3.1             3.1
  Mortgage loans on real estate--Note 6              433.1             421.7        388.1           401.3
  Policy loans--Note 1                               172.1             172.1        137.7           137.7
  Cash items--Note 1                                 250.1             250.1         19.9            19.9

Derivatives assets (liabilities) relating
  to:-- Note 8
  Futures contracts                                    0.6               0.6         (0.5)           (0.5)
  Interest rate swaps                                   --              11.5           --           (17.7)
  Currency rate swaps                                   --              (1.6)          --            (3.3)
  Interest rate caps                                   5.6               5.6          3.1             3.1

Liabilities
  Commitments--Note 10                                  --              19.4           --            32.1

     The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.


12.  Subsequent Events

Reorganization and Initial Public Offering

     Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13.  Impact of Year 2000 (Unaudited)

     The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

     Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

     The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                              FIRST QUARTER 2000

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                March 31, 2000


                                                                     Large Cap                    International   Small Cap
                                                                      Growth       Active Bond       Equity         Growth
                                                                     ------------   ------------   -----------   -----------
ASSETS
Cash...............................................................            --             --            --            --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value..........................................  $174,861,561   $234,884,827   $31,570,772   $14,833,170
Investments in shares of portfolios of M Fund Inc., at value.......            --             --            --            --
Policy loans and accrued interest receivable.......................    21,919,288     57,095,808     3,002,489            --
Receivable from:
  John Hancock Variable Series Trust I.............................        56,699      1,396,298        52,536            --
  M Fund Inc.......................................................            --             --            --            --
                                                                     ------------   ------------   -----------   -----------
Total Assets.......................................................   196,837,548    293,376,933    34,625,797    14,833,170
LIABILITIES
Payable to JHVLICO.................................................            --             --            --            --
Asset Charges payable..............................................         2,899          4,438           525           235
                                                                     ------------   ------------   -----------   -----------
Total Liabilities..................................................         2,899          4,438           525           235
                                                                     ------------   ------------   -----------   -----------
Net Assets.........................................................  $196,834,649   $293,372,495   $34,625,272   $14,832,935
                                                                     ============   ============   ===========   ===========


                                                                     International    Mid Cap       Large Cap      Money
                                                                       Balanced       Growth         Value         Market
                                                                     ------------   ------------   -----------   -----------
ASSETS
Cash...............................................................            --             --            --            --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value..........................................  $    943,471   $ 26,128,545   $ 9,984,441   $60,394,274
Investments in shares of portfolios of M Fund Inc., at value.......            --             --            --            --
Policy loans and accrued interest receivable.......................            --             --            --    14,008,282
Receivable from:
  John Hancock Variable Series Trust I.............................         2,342             --        19,580        28,181
  M Fund Inc.......................................................            --             --            --            --
                                                                     ------------   ------------   -----------   -----------
Total Assets.......................................................       945,813      26,128,545   10,004,021    74,430,737
LIABILITIES
Payable to JHVLICO.................................................            --             --            --            --
Asset Charges payable..............................................            15            416           163         3,415
                                                                     ------------   ------------   -----------   -----------
Total Liabilities..................................................            15            416           163         3,415
                                                                     ------------   ------------   -----------   -----------
Net Assets.........................................................  $    945,798   $ 26,128,129   $10,003,858   $74,427,322
                                                                     ============   ============   ===========   ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                March 31, 2000


                                                                      Mid Cap      Small/Mid Cap   Real Estate      Growth &
                                                                       Value           Growth        Equity          Income
                                                                     ------------   ------------   -----------   --------------
ASSETS
Cash.............................................................              --             --            --               --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................    $  5,742,590   $ 12,638,999   $11,473,072   $1,091,691,749
Investments in shares of portfolios of M Fund Inc., at value.....              --             --            --               --
Policy loans and accrued interest................................              --             --     1,914,987      190,402,302
Receivable from:
  John Hancock Variable Series Trust I...........................              --             --       106,392        1,026,167
  M Fund Inc.....................................................              --             --            --               --
                                                                     ------------   ------------   -----------   --------------
Total Assets.....................................................       5,742,590     12,638,999    13,494,451    1,283,120,218
LIABILITIES
Payable to JHVLICO...............................................              --             --            --               --
Asset Charges payable............................................              92            201           208           18,924
                                                                     ------------   ------------   -----------   --------------
Total Liabilities................................................              92            201           208           18,924
                                                                     ------------   ------------   -----------   --------------
Net Assets.......................................................    $  5,742,498   $ 12,638,798   $13,494,243   $1,283,101,294
                                                                     ============   ============   ===========   ==============



                                                                                     Short-Term
                                                                                         U.S.       Small Cap    International
                                                                        Managed       Government     Value       Opportunities
                                                                     ------------   ------------   -----------   --------------
ASSETS
Cash.............................................................              --             --            --               --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................    $421,340,461   $    964,359   $ 4,195,612   $    5,766,520
Investments in shares of portfolios of M Fund Inc., at value.....              --             --            --               --
Policy loans and accrued interest receivable.....................      78,745,818             --            --               --
Receivable from:
  John Hancock Variable Series Trust I...........................       1,039,317          5,043         5,046               --
  M Fund Inc.....................................................              --             --            --               --
                                                                     ------------   ------------   -----------   --------------
Total Assets.....................................................     501,125,596        969,402     4,200,658        5,766,520
LIABILITIES
Payable to JHVLICO...............................................              --             --            --               --
Asset Charges payable............................................           7,457             16            68               94
                                                                     ------------   ------------   -----------   --------------
Total Liabilities................................................           7,457             16            68               94
                                                                     ------------   ------------   -----------   --------------
Net Assets.......................................................    $501,118,139   $    969,386   $ 4,200,590   $    5,766,426
                                                                     ============   ============   ===========   ==============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                March 31, 2000



                                                                                                   Turner           Brandes
                                                                        Equity        Global         Core        International
                                                                         Index         Bond         Growth          Equity
                                                                     ------------   ------------   -----------   --------------
ASSETS
Cash.............................................................              --             --            --               --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................    $ 24,855,784   $  1,503,338   $   645,943   $      589,962
Investments in shares of portfolios of M Fund Inc., at value.....              --             --            --               --
Policy loans and accrued interest receivable.....................              --             --            --               --
Receivable from:
  John Hancock Variable Series Trust I...........................          22,123          5,625            --               --
  M Fund Inc.....................................................              --             --            --               --
                                                                     ------------   ------------   -----------   --------------
Total Assets.....................................................      24,877,907      1,508,963       645,943          589,962
LIABILITIES
Payable to JHVLICO...............................................              --             --            --               --
Asset Charges payable............................................             404             25            10               10
                                                                     ------------   ------------   -----------   --------------
Total Liabilities................................................             404             25            10               10
                                                                     ------------   ------------   -----------   --------------
Net Assets.......................................................    $ 24,877,503   $  1,508,938   $   645,933   $      589,952
                                                                     ============   ============   ===========   ==============


                                                                       Frontier       Emerging
                                                                       Capital        Markets       International
                                                                     Appreciation      Equity      Opportunities II  Bond Index
                                                                     ------------   ------------   ----------------  ----------
ASSETS
Cash...............................................................            --            --           --                --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value..........................................  $  1,036,922    $1,021,858     $212,136          $711,214
Investments in shares of portfolios of M Fund Inc., at value.......            --            --           --                --
Policy loans and accrued interest receivable.......................            --            --           --                --
Receivable from:
  John Hancock Variable Series Trust I.............................            --            --           --             3,874
  M Fund Inc.......................................................            --            --           --                --
                                                                     ------------   ------------   ----------------  ----------
Total Assets.......................................................     1,036,922     1,021,858      212,136           715,088
LIABILITIES
Payable to JHVLICO.................................................            --            --           --                --
Asset Charges payable..............................................            17            17            3                12
                                                                     ------------   ------------   ----------------  ----------
Total Liabilities..................................................            17            17            3                12
                                                                     ------------   ------------   ----------------  ----------
Net Assets.........................................................  $  1,036,905    $1,021,841     $212,133          $715,076
                                                                     ============   ============   ================  ==========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                March 31, 2000


                                                                                 Small/Mid    High Yield   Enhanced US
                                                                                 Cap CORE       Bond       Equity Fund
                                                                                 ---------    ----------   -----------
ASSETS
Cash........................................................................           --            --          --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value...................................................     $147,223      $223,317     $18,840
Investments in shares of portfolios of M Fund Inc., at value................           --            --          --
Policy loans and accrued interest receivable................................           --            --          --
Receivable from:
  John Hancock Variable Series Trust I......................................           --         1,539          --
  M Fund Inc................................................................           --            --          --
                                                                                 ---------    ----------   -----------
Total Assets................................................................      147,223       224,856      18,840
LIABILITIES
Payable to JHVLICO..........................................................           --            --          --
Asset Charges payable.......................................................            2             4          --
                                                                                 ---------    ----------   -----------
Total Liabilities...........................................................            2             4          --
                                                                                 ---------    ----------   -----------
Net Assets..................................................................     $147,221      $224,852     $18,840
                                                                                 =========    ==========   ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     STATEMENTS OF OPERATIONS (Unaudited)

                    Years and periods ended March 31, 2000

                                                      Large Cap Growth             Active Bond            International Equities
                                                          Subaccount                Subaccount               Index Subaccount
                                                 --------------------------  --------------------------  -----------------------
                                                      3/31/00   12/31/99       3/31/00      12/31/99      3/31/00    12/31/99
                                                 ------------  ------------  ------------  ------------  ---------- ------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.........  $   127,900  $ 24,007,195  $ 3,129,650   $ 17,792,726   $  73,625  $  917,904
  M Fund Inc...................................           --            --           --             --          --          --
Interest income on pol. loans..................      351,907     1,211,333    1,041,962      4,084,783      51,638     179,345
                                                 -----------  ------------  -----------   ------------   ---------  ----------
Total investment income........................      479,807    25,218,528    4,171,612     21,877,509     125,263   1,097,249
Expenses:
  Mortality and expense risks..................      243,212       828,714      403,187      1,643,861      45,694     147,126
                                                 -----------  ------------  -----------   ------------   ---------  ----------
Net investment income..........................      236,595    24,389,814    3,768,425     20,233,648      79,569     950,123
Net real/unreal gain (loss):
  Net realized gains (loss)....................      833,861     4,239,424      (35,588)       192,098      75,508     168,248
Net unrealized appreciation/(depreciation)
    during year................................   11,027,522     1,727,703      911,538    (20,304,536)   (103,509)  5,712,567
                                                 -----------  ------------  -----------   ------------   ---------  ----------
Net real and unreal gain/loss on investments...   11,861,383     5,967,127      875,950    (20,112,438)    (28,001)  5,880,815
                                                 -----------  ------------  -----------   ------------   ---------  ----------
Net increase in net assets resulting from
  operations...................................  $12,097,978  $ 30,356,941  $ 4,644,375   $    121,210   $  51,568  $6,830,938
                                                 ===========  ============  ===========   =============  =========  ==========


                                                        Small Cap Growth      International Balanced            Mid Cap Growth
                                                           Subaccount                 Subaccount                   Subaccount
                                                   ------------------------- ---------------------------   ------------------------
                                                     3/31/00       12/31/99      3/31/00      12/31/99         3/31/00    12/31/99
                                                   -----------  ------------ ------------   ------------   ------------ ------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..........  $        --   $ 1,272,230    $    6,368     $  99,184    $        --  $ 2,117,559
  M Fund Inc....................................           --            --            --            --             --           --
Interest income on pol. loans...................           --            --            --            --             --           --
                                                  -----------   -----------    ----------     ---------    -----------  -----------
Total investment income.........................           --     1,272,230         6,368        99,184             --    2,117,559
Expenses:
  Mortality and expense risks...................       20,232        37,386         1,521         6,368         38,680       58,898
                                                  -----------   -----------    ----------     ---------    -----------  -----------
Net investment income (loss)....................      (20,232)    1,234,844         4,847        92,816        (38,680)   2,058,661
Net realized/unrealized gain (loss):
  Net realized gain (loss)......................      284,315       491,241        (6,325)        4,711        208,009      773,222
  Net unrealized appreciation/(depreciation)
   during year..................................    1,372,558     2,317,857       (33,662)      (38,997)      (141,158)  (6,801,000)
                                                  -----------   -----------    ----------     ---------    -----------  -----------
Net realized and unrealized gain/loss on
  investments...................................    1,656,873     2,809,098       (39,987)      (34,286)        66,851    7,574,222
                                                  -----------   -----------    ----------     ---------    -----------  -----------
Net increase (decrease) in net assets resulting
  from operations...............................  $ 1,636,641   $ 4,043,942    $  (35,140)    $  58,530    $    28,171  $ 9,632,883
                                                  ===========   ===========    ==========     =========    ===========  ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                      Large Cap Value              Money Market               Mid Cap Value
                                                        Subaccount                  Subaccount                 Subaccount
                                                 ------------------------    ------------------------   -----------------------
                                                   3/31/00      12/31/99        3/31/00     12/31/99       3/31/00     12/31/99
                                                 -----------  -----------    -----------  ------------  -----------   ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.......... $  56,350     $  648,532   $  862,509    $  2,943,852   $      --    $   31,306
  M Fund Inc....................................        --             --           --              --          --            --
Interest income on pol. loans...................        --             --      247,488         985,509          --            --
                                                 ---------     ----------   ----------    ------------   ---------    ----------
Total investment income.........................    56,350        648,532    1,109,997       3,929,361          --        31,306
Expenses:
  Mortality and expense risks...................    13,988         54,610      105,458         411,487       8,049        29,798
                                                 ---------     ----------   ----------    ------------   ---------    ----------
Net investment income (loss)....................    42,362        593,922    1,004,539       3,517,874      (8,049)        1,508
Net realized and unrealized gain (loss):
  Net realized gains (loss).....................   (14,489)       165,556           --              --     (29,925)     (241,740)
  Net unrealized appreciation/(depreciation)
    during year.................................  (300,198)      (569,216)          --              --     476,989       469,537
                                                 ---------     ----------   ----------    ------------   ---------    ----------
Net realized and unrealized gain/loss
  on investments................................  (314,687)      (403,660)          --              --     447,064       227,797
                                                 ---------     ----------   ----------    ------------   ---------    ----------
Net increase (decrease) in net assets resulting
  from operations............................... $(272,325)    $  190,262   $1,004,539    $  3,517,874   $ 439,015    $  229,305
                                                 =========     ==========   ==========    ============   =========    ==========


                                                        Small/Mid Cap Growth       Real Estate Equity         Growth & Income
                                                              Subaccount              Subaccount                 Subaccount
                                                      ------------------------ -------------------------  --------------------------
                                                         3/31/00     12/31/99    3/31/00      12/31/99      3/31/00       12/31/99
                                                      -----------  ----------- ----------- -------------  -----------  -------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..........    $       --    $ 1,903,687  $ 244,053   $    771,050   $ 2,643,561  $124,750,392
  M Fund Inc....................................            --             --         --             --            --            --
Interest income on pol. loans...................            --             --     32,615        131,461     3,405,219    12,877,539
                                                    ----------    -----------  ---------   ------------   -----------  ------------
Total investment income.........................            --      1,903,687    276,668        902,511     6,048,780   137,627,931
Expenses:
  Mortality and expense risks...................        18,267         69,847     18,989         78,893     1,660,489     6,531,512
                                                    ----------    -----------  ---------   ------------   -----------  ------------
Net investment income (loss)....................       (18,267)     1,833,840    257,679        823,618     4,388,291   131,096,419
Net realized and unrealized gain (loss):
  Net realized gains (loss).....................      (182,463)       (13,020)   (43,024)       123,591     8,209,775    22,802,197
Net unrealized appreciation/(depreciation)
    during year.................................     1,024,783     (1,274,161)   151,455     (1,106,755)    7,713,859     7,687,109
                                                    ----------    -----------  ---------   ------------   -----------  ------------
Net realized and unrealized gain (loss) on
  investments...................................       842,320     (1,287,181)   108,431       (983,164)   15,923,634    30,489,306
                                                    ----------    -----------  ---------   ------------   -----------  ------------
Net increase (decrease) in net assets resulting
from operations.................................    $  824,053    $   546,659  $ 366,110   $   (159,546)  $20,311,925  $161,585,725
                                                    ==========    ===========  =========   ============   ===========  ============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                                Managed                  Short-Term Bond        Small Cap Value
                                                               Subaccount                  Subaccount              Subaccount
                                                        ---------------------------  ---------------------  ---------------------
                                                          3/31/00       12/31/99       3/31/00    12/31/99    3/31/00   12/31/99
                                                        -----------   -------------  ----------  ---------- ---------- -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................  $3,259,037    $ 39,951,885    $ 15,547    $ 53,689   $ 19,612  $   97,290
  M Fund Inc..........................................          --              --          --          --         --          --
Interest income on pol. loans.........................   1,368,321       5,217,121          --          --         --          --
                                                        ----------    ------------    --------    --------   --------  ----------
Total investment income...............................   4,627,358      45,169,006      15,547      53,689     19,612      97,290
Expenses:
  Mortality and expense risks.........................     663,688       2,636,085       1,503       5,065      6,137      24,661
                                                        ----------    ------------    --------    --------   --------  ----------
Net investment income.................................   3,963,670      42,532,921      14,044      48,624     13,475      72,629
Net realized /unrealized gain (loss):
  Net realized gains (loss)...........................   1,779,374       5,060,826     (11,242)     (3,107)   (89,286)   (217,582)
  Net unrealized appreciation/(depreciation) during
    year..............................................   2,190,074      (9,288,287)      7,393     (23,648)    64,023     (40,472)
                                                        ----------    ------------    --------    --------   --------  ----------
Net realized and unrealized gain/loss on investments     3,969,448      (4,227,461)     (3,849)    (26,755)   (25,263)   (258,054)
                                                        ----------    ------------    --------    --------   --------  ----------
Net increase (decrease) in net assets resulting from
  operations..........................................  $7,933,118    $ 38,305,460    $ 10,195    $ 21,869   $(11,788) $ (185,425)
                                                        ==========    ============    ========    ========   ========  ==========

                                                                 International
                                                                 Opportunities             Equity Index           Global Bond
                                                                  Subaccount                Subaccount             Subaccount
                                                         --------------------------- ------------------------ --------------------
                                                            3/31/00       12/31/99     3/31/00    12/31/99     3/31/00   12/31/99
                                                         ------------  ------------- ----------- ------------ ---------- ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.................   $      --     $  354,646   $  68,127   $  921,698  $    6,003   $  91,316
  M Fund Inc...........................................          --             --          --           --          --          --
Interest income on pol. loans..........................          --             --          --           --          --          --
                                                          ---------     ----------   ---------   ----------  ----------   ---------
Total investment income................................          --        354,646      68,127      921,698       6,003      91,316
Expenses:
  Mortality and expense risks..........................       8,298         24,257      33,425      103,983       2,419       9,736
                                                          ---------     ----------   ---------   ----------  ----------   ---------
Net investment income (loss)...........................      (8,298)       330,389      34,702      817,715       3,584      81,580
Net realized and unrealized gain (loss):
  Net realized gains (loss)............................     273,099        123,861     211,295      471,802     (34,492)     (1,996)
  Net unrealized appreciation/(depreciation) during
    year...............................................    (264,847)       839,140     357,753    2,019,913      56,600    (126,001)
                                                          ---------     ----------   ---------   ----------  ----------   ---------
Net realized and unrealized gain/loss on investments...       8,252        963,001     569,048    2,491,715      22,108    (127,997)
                                                          ---------     ----------   ---------   ----------  ----------   ---------
Net increase (decrease) in net assets resulting from
   operations..........................................   $     (46)    $1,293,390   $ 603,750   $3,309,430  $   25,692   $ (46,417)
                                                          =========     ==========   =========   ==========  ==========   =========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U
               STATEMENTS OF OPERATIONS (Unaudited) (continued)

                    Years and periods ended March 31, 2000


                                                                                                                Frontier Capital
                                                                Turner Core Growth    Brandes International      Appreciation
                                                                    Subaccount          Equity Subaccount         Subaccount
                                                             -----------------------  ----------------------- ---------------------
                                                               3/31/00     12/31/99     3/31/00     12/31/99    3/31/00    12/31/99
                                                             ----------   ----------  ---------- ------------ ---------- ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I....................      $    --   $   38,038    $     --    $ 18,453  $     --    $ 20,787
  M Fund Inc..............................................           --           --          --          --        --          --
Interest income on pol. loans.............................           --           --          --          --        --          --
                                                                -------   ----------    --------    --------  --------    --------
Total investment income...................................           --       38,038          --      18,453        --      20,787
Expenses:
  Mortality and expense risks.............................          896        2,102         839       1,904     1,272       3,019
                                                                -------   ----------    --------    --------  --------    --------
Net investment income (loss)..............................         (896)      35,936        (839)     16,549    (1,272)     17,768
Net realized and unrealized gain (loss):
  Net realized gains......................................       30,452       44,245       4,371       7,704     4,012      22,678
  Net unrealized appreciation/(depreciation) during year..       33,249       37,727     (23,065)    119,400   133,921     164,599
                                                                -------   ----------    --------    --------  --------    --------
Net realized and unrealized gain/loss on investments......       63,701       81,972     (18,694)    127,104   137,933     187,277
                                                                -------   ----------    --------    --------  --------    --------
Net increase (decrease) in net assets resulting from
  operations..............................................      $62,805   $  117,908    $(19,533)   $143,653  $136,661    $205,045
                                                                =======   ==========    ========    ========  ========    ========

                                                                  Emerging                International
                                                               Markets Equity            Opportunities II           Bond Index
                                                                 Subaccount                Subaccount              Subaccount
                                                            ----------------------  ------------------------- ---------------------
                                                             3/31/00   12/31/99       3/31/00     12/31/99     3/31/00    12/31/99
                                                            ---------- -----------  ------------  ----------- ----------- ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...................   $      --   $ 13,510     $     --      $    --     $  12,540   $ 17,417
  M Fund Inc.............................................          --         --           --           --            --         --
Interest income on pol. loans............................          --         --           --           --            --         --
                                                            ---------   --------     --------      -------     ---------   --------
Total investment income..................................          --     13,510           --           --        12,540     17,417
Expenses:
  Mortality and expense risks............................       1,021        720          243           --           967      1,565
                                                            ---------   --------     --------      -------     ---------   --------
Net investment income (loss).............................      (1,021)    12,790         (243)          --        11,573     15,852
Net realized and unrealized gain (loss):
  Net realized gains (loss)..............................      32,912      5,339       12,897           --        (1,322)    (1,422)
  Net unrealized appreciation/(depreciation) during year.         987     86,570       (4,172)          --         8,814    (22,820)
                                                            ---------   --------     --------      -------     ---------   --------
Net realized and unrealized gain/loss on investments.....      33,899     91,909        8,725           --         7,492    (24,242)
                                                            ---------   --------     --------      -------     ---------   --------
Net increase (decrease) in net assets resulting from
  operations.............................................   $  32,878   $104,699     $  8,482      $    --     $  19,065   $ (8,390)
                                                            =========   ========     ========      =======     =========   ========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000


                                                                         Small/Mid          High Yield           Enhanced US
                                                                         Cap Core              Bond              Equity Fund
                                                                         Subaccount         Subaccount           Subaccount
                                                                    -------------------- -------------------- -------------------
                                                                      3/31/00  12/31/99    3/31/00   12/31/99  3/31/00  12/31/99
                                                                    ---------  --------- ---------- --------- --------- ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...........................   $     14    $6,810    $  3,675   $2,748    $ --     $1,117
  M Fund Inc.....................................................         --        --          --       --      --         --
Interest income on pol. loans....................................         --        --          --       --      --         --
                                                                    --------    ------    --------   ------    ----     ------
Total investment income..........................................         14     6,810       3,675    2,748      --      1,117
Expenses:
  Mortality and expense risks....................................        200       178         218      206      23          4
                                                                    --------    ------    --------   ------    ----     ------
Net investment income (loss).....................................       (186)    6,632       3,457    2,542     (23)     1,113
Net realized and unrealized gain (loss):
  Net realized gains (loss)......................................      9,798       252        (260)    (186)    (16)        91
  Net unrealized appreciation/(depreciation) during year.........     (1,113)    3,005     (10,047)    (511)    473       (879)
                                                                    --------    ------    --------   ------    ----     ------
Net realized and unrealized gain/loss on investments.............      8,685     3,257     (10,307)    (697)    457       (788)
                                                                    --------    ------    --------   ------    ----     ------
Net increase (decrease) in net assets resulting from operations..   $  8,499    $9,889    $ (6,850)  $1,845    $434     $  325
                                                                    ========    ======    ========   ======    ====     ======

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                    Years and periods ended March 31, 2000


                                                Large Cap Growth              Active Bond                International Equity
                                                  Subaccount                   Subaccount                 Index Subaccount
                                           ----------------------------  -------------------------  --------------------------
                                              3/31/00       12/31/99      3/31/00      12/31/99      3/31/00      12/31/99
                                           ------------   ------------- -----------  ------------- -----------  --------------
Increase (decrease) in net assets from
  operations:
Net investment income (loss)............   $    236,595    $ 24,389,814  $  3,768,425  $ 20,233,648  $    79,569  $   950,123
Net realized gain (loss)................        833,861       4,239,424       (35,588)      192,098       75,508      168,248
Net unrealized appreciation
  (depreciation) during year............     11,027,522       1,727,703       911,538   (20,304,536)    (103,509)   5,712,567
                                           ------------    ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in net assets
  from operations.......................     12,097,978      30,356,941     4,644,375       121,210       51,568    6,830,938
From policyholder transactions:
Net premiums from
    policyholders.......................     17,535,837      37,307,814     6,448,058    26,114,799    5,057,274    7,373,967
Net benefits to policyholders...........     11,509,631     (25,817,420)   10,977,903   (35,577,616)   2,533,065   (6,834,914)
Net increase in policy loans............      1,648,133              --       137,166            --      150,456           --
                                           ------------    ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in net assets
    from policyholder transactions......      7,674,339      11,490,394    (4,392,679)   (9,462,817)   2,674,665      539,053
                                           ------------    ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in net
  assets................................     19,772,317      41,847,335       251,696    (9,341,607)   2,726,233    7,369,991
Net assets at beginning of year.........    177,062,332     135,214,997   293,120,799   302,462,406   31,899,039   24,529,048
                                           ------------    ------------  ------------  ------------  -----------  -----------
Net assets at end of year...............   $196,834,649    $177,062,332  $293,372,495  $ 293,20,799  $34,625,272  $31,899,039
                                           ============    ============  ============  ============  ===========  ===========


                                                 Small Cap Growth             International Balanced           Mid Cap Growth
                                                    Subaccount                      Subaccount                  Subaccount
                                          -----------------------------    ----------------------------  -------------------------
                                                3/31/00     12/31/99           3/31/00      12/31/99       3/31/00      12/31/99
                                          --------------- -------------   -------------  --------------  -----------  ------------
Increase (decrease) in net assets from
  operations:
Net investment income (loss)............  $     (20,232)  $  1,234,844     $    4,847    $    92,816    $   (38,680)   $  2,058,661
Net realized gain (loss)................        284,315        491,241         (6,325)         4,711        208,009         773,222
Net unrealized appreciation
(depreciation) during year..............      1,372,558      2,317,857        (33,662)       (38,997)      (141,158)      6,801,000
                                          -------------   ------------     ----------    -----------    -----------    ------------
Net increase (decrease) in net assets
  from operations.......................      1,636,641      4,043,942        (35,140)        58,530         28,171       9,632,883
From policyholder transactions:
Net premiums from
policyholders...........................      3,906,647      4,316,218         53,815      7,140,951      7,140,951       8,941,124
Net benefits to policyholders...........      1,535,931     (2,206,402)       250,109      1,893,248      1,893,248      (2,937,257)
Net increase in policy loans............             --             --             --             --             --              --
                                          -------------   ------------     ----------    -----------    -----------    ------------
Net increase (decrease) in net assets
from policyholder transactions..........      2,370,716      2,109,816       (196,294)       246,627      5,247,703       6,003,867
Net increase (decrease) in net
  assets................................      4,007,357      6,153,758       (231,434)       305,157      5,275,874      15,636,750
Net assets at beginning of year.........     10,825,578      4,671,820      1,177,232        872,075     20,852,255       5,215,505
                                          -------------   ------------     ----------    -----------    -----------    ------------
Net assets at end of year...............  $  14,832,935   $ 10,825,578     $  945,798    $ 1,177,232    $26,128,129    $ 20,852,255
                                          =============   ============     ==========    ===========    ===========    ============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000


                                                  Large Cap Value               Money Market                Mid Cap Value
                                                    Subaccount                   Subaccount                  Subaccount
                                            ---------------------------  -------------------------- --------------------------------
                                               3/31/00       12/31/99       3/31/00      12/31/99       3/31/00         12/31/99
                                            ------------   ------------  ------------ ------------- ---------------  ---------------
Increase (decrease) in net assets
  from operations:
  Net investment income (loss)...........   $    42,362    $   593,922   $ 1,004,539  $  3,517,874  $       (8,049)  $        1,508
  Net realized gain (loss)...............       (14,489)       165,556            --            --         (29,925)        (241,740)
  Net unrealized appreciation
     (depreciation) during year..........      (300,198)      (569,216)           --            --         476,989          469,537
                                            ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets
  from operations........................      (272,325)       190,262     1,004,539     3,517,874         439,015          229,305
From policyholder transactions:
  Net premiums from policyholders........     1,393,271      3,166,658     7,811,240    33,694,123         769,913        1,886,594
  Net benefits to policyholders..........       670,381     (1,903,017)   10,874,536   (30,672,090)        703,010       (1,754,112)
  Net increase in policy loans...........            --             --      (152,562)           --              --               --
                                            ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets
  from policyholder transactions.........       722,890      1,263,641    (3,215,858)    3,022,033          66,903          141,482
                                            ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets....       450,565      1,453,903    (2,211,319)    6,539,907         505,918          370,787
Net assets at beginning of year..........     9,553,293      8,099,390    76,638,641    70,098,734       5,236,580        4,865,793
                                            ------------   ------------  ------------ ------------- ---------------  ---------------
Net assets at end of year................   $10,003,858    $ 9,553,293   $74,427,322  $ 76,638,641  $    5,742,498   $    5,236,580
                                            ============   ============  ============ ============= ===============  ===============


                                            Small/Mid Cap Growth        Real Estate Equity               Growth & Income
                                                 Subaccount                  Subaccount                     Subaccount
                                         ---------------------------  -------------------------- --------------------------------
                                            3/31/00      12/31/99        3/31/00      12/31/99        3/31/00        12/31/99
                                         ------------   ------------  ------------ ------------- ---------------  ---------------
Increase (decrease) in net assets
  from operations:
  Net investment income (loss)........   $   (18,267)   $ 1,833,840   $   257,679  $    823,618  $    4,388,291   $  131,096,419
  Net realized gain (loss)............      (182,463)       (13,020)      (43,024)      123,591       8,209,775       22,802,197
  Net unrealized appreciation
     (depreciation) during year.......     1,024,783     (1,274,161)      151,455    (1,106,755)      7,713,859        7,687,109
                                         ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets
  from operations.....................       824,053        546,659       366,110      (159,546)     20,311,925      161,585,725
From policyholder transactions:
  Net premiums from policyholders.....       646,259      3,493,643       783,270     2,304,591      25,986,761      101,973,160
  Net benefits to policyholders.......     1,241,087     (3,105,108)    1,054,195    (3,311,591)     44,381,986     (133,701,210)
  Net increase in policy loans........            --             --        20,586            --       2,445,040               --
                                         ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets
  from policyholder transactions......      (594,828)       388,535      (250,339)   (1,007,000)    (15,950,185)     (31,728,050)
                                         ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets.       229,225        935,194       115,771    (1,166,546)      4,361,740      129,857,675
Net assets at beginning of year.......    12,409,573     11,474,379    13,378,472    14,545,0181  1,278,739,554    1,148,881,879
                                         ------------   ------------  ------------ ------------- ---------------  ---------------
Net assets at end of year.............   $12,638,798    $12,409,573   $13,494,243  $ 13,378,472  $1,283,101,294   $1,278,739,554
                                         ============   ============  ============ ============= ===============  ===============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000


                                                                                       Short-Term
                                                                                     US Government             Small Cap Value
                                                         Managed Subaccount            Subaccount                Subaccount
                                                      --------------------------    ----------------------   ----------------------
                                                         3/31/00       12/31/99      3/31/00     12/31/99     3/31/00     12/31/99
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Increase (decrease) in net assets from
     operations:
     Net investment income ......................   $   3,963,670  $  42,532,921   $   14,044  $    48,624  $   13,475  $    72,629
     Net realized gain (loss) ...................       1,779,374      5,060,826      (11,242)      (3,107)    (89,286)    (217,582)
     Net unrealized appreciation (depreciation)
       during year ..............................       2,190,074     (9,288,287)       7,393      (23,648)     64,023      (40,472)
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Net increase (decrease) in net assets from
     operations .................................       7,933,118     38,305,460       10,195       21,869     (11,788)    (185,425)
From policyholder transactions:
     Net premiums from policyholders ............      11,055,778     44,546,082      128,741      690,849     778,782    1,446,109
     Net benefits to policyholders ..............      18,933,923    (55,332,758)     299,033     (178,124)    677,820   (1,547,128)
     Net increase in policy loans ...............         990,416             --           --           --          --           --
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Net increase (decrease) in net assets from
     policyholder transactions ..................      (6,887,729)   (10,786,676)    (170,292)     512,725     100,962     (101,019)
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Net increase (decrease) in net assets ...........       1,045,389     27,518,784     (160,097)     534,594      89,174     (286,444)
Net assets at beginning of year .................     500,072,750    472,553,966    1,129,483      594,889   4,111,416    4,397,860
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Net assets at end of year .......................   $ 501,118,139  $ 500,072,750   $  969,386  $ 1,129,483  $4,200,590  $ 4,111,416
                                                      ===========    ===========    =========   ==========   =========   ==========

                                                     International Opportunities          Equity Index              Global Bond
                                                             Subaccount                    Subaccount                Subaccount
                                                      --------------------------    ----------------------   ----------------------
                                                         3/31/00       12/31/99      3/31/00     12/31/99     3/31/00     12/31/99
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Increase (decrease) in net assets from
     operations:
     Net investment income (loss) ...............   $      (8,298) $     330,389   $    34,702 $   817,715  $    3,584  $    81,580
     Net realized gain (loss) ...................         273,099        123,861       211,295     471,802     (34,492)      (1,996)
     Net unrealized appreciation (depreciation)
       during year ..............................        (264,847)       839,140       357,753   2,019,913      56,600     (126,001)
                                                      -----------    -----------    ----------  ----------   ---------    ---------
Net increase (decrease) in net assets from
     operations .................................             (46)     1,293,390       603,750   3,309,430      25,692      (46,417)
From policyholder transactions:
     Net premiums from policyholders ............       1,588,931      1,632,955     3,319,881   7,762,529     158,914    1,115,699
     Net benefits to policyholders ..............       1,133,045     (1,315,539)    1,163,753  (2,563,485)    558,343     (292,075)
     Net increase in policy loans ...............              --             --            --          --          --           --
                                                      -----------    -----------    ----------  ----------   ---------    ---------
Net increase (decrease) in net assets from
     policyholder transactions ..................         455,886        317,416     2,156,129   5,199,044    (399,429)     823,624
                                                      -----------    -----------    ----------  ----------   ---------    ---------
Net increase (decrease) in net assets ...........         455,840      1,610,806     2,759,879   8,508,474    (373,737)     777,207
Net assets at beginning of year .................       5,310,586      3,699,780    22,117,624  13,609,150   1,882,675    1,105,468
                                                      -----------    -----------    ----------  ----------   ---------    ---------
Net assets at end of year .......................   $   5,766,426  $   5,310,586   $24,877,503 $22,117,624  $1,508,938  $ 1,882,675
                                                      ===========    ===========    ==========  ==========   =========   ==========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                       Turner Core Growth          Brandes International         Frontier Capital
                                                              Subaccount            Equity Subaccount       Appreciation Subaccount
                                                      --------------------------    ----------------------  -----------------------
                                                         3/31/00       12/31/99      3/31/00     12/31/99     3/31/00     12/31/99
                                                      -----------    -----------    ---------   ----------  ----------   ----------
Increase (decrease) in net assets from
     operations:
     Net investment income (loss) ...............   $       (896)  $      35,936   $     (839) $    16,549  $   (1,272) $    17,768
     Net realized gain ..........................         30,452          44,245        4,371        7,704       4,012       22,678
     Net unrealized appreciation (depreciation)
       during year ..............................         33,249          37,727      (23,065)     119,400     133,921      164,599
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase (decrease) in net assets from
     operations .................................         62,805         117,908      (19,533)     143,653     136,661      205,045
From policyholder transactions:
     Net premiums from policyholders ............        124,348         240,351       34,073      239,618     181,792      255,268
     Net benefits to policyholders ..............         77,412        (136,661)      12,716      (29,520)     10,222      (89,136)
     Net increase in policy loans ...............             --              --           --           --          --           --
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase in net assets from policyholder
     transactions ...............................         46,936         103,690       21,357      210,098     171,570      166,132
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase in net assets ......................        109,741         221,598        1,824      353,751     308,231      371,177
Net assets at beginning of year .................        536,192         314,594      588,128      234,377     728,674      357,497
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net assets at end of year .......................   $    645,933   $     536,192   $  589,952  $   588,128  $1,036,905  $   728,674
                                                      ==========     ===========    =========   ==========  ==========   ==========


                                                          Emerging Markets           International
                                                              Equity                Opportunities II              Bond Index
                                                             Subaccount                Subaccount                 Subaccount
                                                      --------------------------    ----------------------  -----------------------
                                                         3/31/00       12/31/99      3/31/00     12/31/99     3/31/00     12/31/99
                                                      -----------    -----------    ---------   ----------  ----------   ----------
Increase (decrease) in net assets from
     operations:
     Net investment income (loss) ...............   $      (1,021) $      12,790   $     (243) $       241  $   11,573  $    15,852
     Net realized gain (loss) ...................          32,912          5,339       12,897          602      (1,322)      (1,422)
     Net unrealized appreciation (depreciation)
       during year ..............................             886         86,570       (4,172)      13,424       8,814      (22,820)
                                                      -----------    -----------    ---------   ----------  ----------   ----------
Net increase (decrease) in net assets from                 32,777        104,699        8,482       14,267      19,065       (8,390)
     operations .................................
From policyholder transactions:
     Net premiums from policyholders ............         716,194        433,406      144,487      108,420     323,644      412,326
     Net benefits to policyholders ..............         122,864       (144,400)      53,408      (11,064)     15,396      (26,307)
     Net increase in policy loans ...............              --             --           --           --          --           --
                                                      -----------    -----------    ---------   ----------  ----------   ----------
Net increase in net assets from policyholder
     transactions ...............................         593,330        289,006       91,079       97,356      308,248     386,019
                                                      -----------    -----------    ---------   ----------  ----------   ----------
Net increase in net assets ......................         626,107        393,705       99,561      111,623      327,313     377,629
Net assets at beginning of year .................         395,734          2,029      112,572          949      387,763      10,134
                                                      -----------    -----------    ---------   ----------   ----------  ----------
Net assets at end of year .......................   $   1,021,841  $     395,734   $  212,133  $   112,572  $   715,076 $   387,763
                                                      ===========    ===========    =========   ==========   ==========  ==========

                   JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                 Years and periods ended March 31, 2000

                                                          Small/Mid Cap CORE          High Yield Bond       Enhanced US Equity Fund
                                                               Subaccount                 Subaccount              Subaccount
                                                      --------------------------    ----------------------  -----------------------
                                                        3/31/00        12/31/99      3/31/00     12/31/99     3/31/00     12/31/99
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Increase (decrease) in net assets from
     operations:
     Net investment income (loss) ...............   $       (186)  $       6,632   $    3,457  $     2,542  $      (23) $     1,113
     Net realized gain (loss) ...................          9,798             252         (260)        (186)        (16)          91
     Net unrealized appreciation (depreciation)
       during year ..............................         (1,113)          3,005      (10,047)        (511)        473         (879)
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase (decrease) in net assets from                 8,499           9,889       (6,850)       1,845         434          325
     operations .................................
From policyholder transactions:
     Net premiums from policyholders ............        125,879          97,285      117,055       98,955       4,402       13,814
     Net benefits to policyholders ..............         86,638          (7,901)     (24,046)     (13,078)        135           --
     Net increase in policy loans ...............             --              --           --           --          --           --
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase in net assets resulting from
     policyholder transactions ..................         39,241          89,484      141,101       85,877       4,267       13,814
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase in net assets ......................         47,740          99,373      134,251       87,722       4,701       14,139
Net assets at beginning of year .................         99,481             108       90,601        2,879      14,139           --
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net assets at end of year .......................   $    147,221   $      99,481   $  224,852  $    90,601  $   18,840  $    14,139
                                                      ==========     ===========    =========   ==========  ==========   ==========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                March 31, 2000

1.   Organization

     John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.


2.   Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.


3.   Transactions with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

Note 4  Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:

Subaccount                                                       Shares Owned         Cost              Value
----------                                                       ------------     ------------      -------------
Large Cap Growth................................................    5,741,593     $127,611,841      $ 174,861,561
Active Bond.....................................................   25,890,030      248,439,590        234,884,827
International Equities..........................................    1,479,056       26,796,589         31,570,772
Small Cap Growth................................................      566,326       10,421,963         14,833,170
International Balanced..........................................      109,967          976,041            943,471
Mid Cap Growth..................................................      713,403       18,626,024         26,128,545
Large Cap Value.................................................      708,140       10,602,588          9,984,441
Money Market....................................................    6,251,999       60,394,274         60,394,274
Mid Cap Value...................................................      409,851        5,119,226          5,742,590
Small/Mid Cap Growth............................................      884,190       12,886,858         12,638,999
Real Estate Equity..............................................    1,000,760       13,828,433         11,473,072
Growth & Income.................................................   54,521,668      789,399,326      1,091,691,749
Managed.........................................................   27,360,590      359,653,541        421,340,461
Short-Term Bond.................................................      116,179          984,899            964,359
Small Cap Value.................................................      376,603        4,518,967          4,195,612
International Opportunities.....................................      350,017        4,936,164          5,766,520
Equity Index....................................................    1,081,124       19,188,937         24,855,784
Global Bond.....................................................      191,740        1,557,904          1,503,338
Turner Core Growth..............................................       23,384          512,537            645,943
Brandes International Equity....................................       37,895          474,795            589,962
Frontier Capital Appreciation...................................       34,502          713,685          1,036,922
Emerging Markets Equity.........................................       32,273          934,391          1,021,858
International Opportunities II..................................        9,277          202,840            212,136
Bond Index......................................................       41,614          725,415            711,214
Small/Mid Cap CORE..............................................       10,135          145,325            147,223
High Yield Bond.................................................       10,083          233,901            233,317
Enhanced US Equity Fund.........................................          674           19,248             18,840

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

Note 4 Details of Investments (continued)

     Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund through March 31, 2000, were as follows:

Subaccount                                                                              Purchases         Sales
----------                                                                             -----------     -----------
Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 7,703,632     $ 1,634,696
Active Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,631,457       6,822,636
International Equities Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2,952,172         409,335
Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2,927,333         576,614
International Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      47,905         241,680
Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5,525,701         316,264
Large Cap Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,068,502         322,668
Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3,921,376       6,047,088
Mid Cap Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      519,074         460,127
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     333,038         945,931
Real Estate Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     561,232         679,296
Growth & Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,312,140      18,594,430
Managed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,380,888       8,682,348
Short-Term U.S. Government . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     109,566         270,842
Small Cap Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      431,639         322,180
International Opportunities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,486,284       1,038,602
Equity Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2,672,849         503,739
Global Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      161,296         562,740
Turner Core Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     121,407          75,357
Brandes International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      33,343          12,815
Frontier Capital Appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . .      180,928          10,614
Emerging Markets Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      685,355          93,029
International Opportunities II . . . . . . . . . . . . . . . . . . . . . . . . . . . .     193,288         102,449
Bond Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     335,583          19,625
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     123,200          84,142
High Yield Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      147,370           4,355
Enhanced US Equity Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,387             143

                REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U
of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999

                                                                                            International
                                                              Large Cap       Sovereign         Equity        Small Cap
                                                                Growth           Bond           Index           Growth
                                                              Subaccount      Subaccount      Subaccount      Subaccount
                                                             ------------   -------------   -------------   ------------
Assets
Cash......................................................   $     18,374   $      31,159   $       3,363   $      1,196
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value.......................    156,931,243     236,200,057      29,055,936     10,825,578
Policy loans and accrued interest receivable..............     20,131,090      56,920,743       2,843,104             --
Receivable from:
   John Hancock Variable Series Trust I...................        166,807          45,107          32,276         20,662
   M Fund Inc.............................................             --              --              --             --
                                                             ------------   -------------   -------------   ------------
Total assets..............................................    177,247,514     293,197,066      31,934,679     10,847,436
Liabilities
Payable to John Hancock Variable Life Insurance Company...        164,174          40,650          31,788         20,488
Asset charges payable.....................................         21,008          35,617           3,852          1,370
                                                             ------------   -------------   -------------   ------------
                                                                  185,182          76,267          35,640         21,858
                                                             ------------   -------------   -------------   ------------
Net assets................................................   $177,062,332   $ 293,120,799   $  31,899,039   $ 10,825,578
                                                             ============   =============   =============   ============

                                                             International     Mid Cap        Large Cap        Money
                                                               Balanced        Growth           Value          Market
                                                              Subaccount      Subaccount      Subaccount     Subaccount
                                                             ------------   -------------   -------------   ------------
Assets
Cash......................................................   $        133   $       2,329   $       1,091   $      4,680
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value.......................      1,177,232      20,852,255       9,553,293     62,519,986
Policy loans and accrued interest receivable..............             --              --              --     14,118,655
Receivable from:
  John Hancock Variable Series Trust I....................            970         103,804           6,237        159,443
  M Fund Inc..............................................             --              --              --             --
                                                             ------------   -------------   -------------   ------------
Total assets..............................................      1,178,335      20,958,388       9,560,621     76,802,764
Liabilities
Payable to John Hancock Variable Life Insurance Company...            950         103,466           6,081        158,266
Asset charges payable.....................................            153           2,667           1,247          5,857
                                                             ------------   -------------   -------------   ------------
                                                                    1,103         106,133           7,328        164,123
                                                             ------------   -------------   -------------   ------------
Net assets................................................   $  1,177,232   $  20,852,255   $   9,553,293   $ 76,638,641
                                                             ============   =============   =============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 1999

                                                                             Small/Mid
                                                               Mid Cap          Cap        Real Estate        Growth &
                                                                Value         Growth          Equity           Income
                                                             Subaccount     Subaccount      Subaccount       Subaccount
                                                             ----------    -----------     -----------    ---------------
Assets
Cash......................................................   $      589    $     1,386     $     1,428    $       132,575
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value.......................    5,236,581     12,409,573      11,482,706      1,091,050,404
Policy loans and accrued interest receivable..............           --             --       1,895,766        187,689,150
Receivable from:
  John Hancock Variable Series Trust I....................       27,820         34,285           1,966            333,111
  M Fund Inc..............................................           --             --              --                 --
                                                             ----------    -----------     -----------    ---------------
Total assets..............................................    5,264,990     12,445,244      13,381,866      1,279,205,240
Liabilities
Payable to John Hancock Variable Life Insurance Company...       27,735         34,083           1,758            314,139
Asset charges payable.....................................          675          1,588           1,636            151,547
                                                             ----------    -----------     -----------    ---------------
Total liabilities.........................................       28,410         35,671           3,394            465,686
                                                             ----------    -----------     -----------    ---------------
Net assets................................................   $5,236,580    $12,409,573     $13,378,472    $ 1,278,739,554
                                                             ==========    ===========     ===========    ===============

                                                                              Short-Term      Small Cap      International
                                                                Managed          Bond           Value        Opportunities
                                                              Subaccount      Subaccount     Subaccount       Subaccount
                                                             ------------    -----------     -----------    --------------
Assets
Cash......................................................   $     52,222    $       129     $       460    $          593
Investments in shares of portfolios of John Hancock
   Variable Series Trust I, at value......................    422,672,470      1,129,483       4,111,416         5,310,586
Policy loans and accrued interest receivable..............     77,400,280             --              --                --
Receivable from:
   John Hancock Variable Series Trust I...................        123,268            218           2,954             5,072
   M Fund Inc.............................................             --             --              --                --
                                                             ------------    -----------     -----------    --------------
Total assets..............................................    500,248,240      1,129,830       4,114,830         5,316,251
Liabilities
Payable to John Hancock Variable Life Insurance Company...        115,790            199           2,887             4,985
Asset charges payable.....................................         59,700            148             527               680
                                                             ------------    -----------     -----------    --------------
Total liabilities.........................................        175,490            347           3,414             5,665
                                                             ------------    -----------     -----------    --------------
Net assets................................................   $500,072,750    $ 1,129,483     $ 4,111,416    $    5,310,586
                                                             ============    ===========     ===========    ==============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 1999

                                                                                                         Turner         Brandes
                                                                          Equity           Global         Core       International
                                                                           Index            Bond         Growth         Equity
                                                                        Subaccount       Subaccount    Subaccount     Subaccount
                                                                        ----------       ----------    ----------     ----------
Assets
Cash................................................................   $      2,517     $       216     $      60      $      65
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value.................................................     22,117,624       1,882,675            --             --
Investments in shares of portfolios of M Fund Inc., at value........             --              --       536,192        588,128
Policy loans and accrued interest receivable........................             --              --            --             --
Receivable from:
  John Hancock Variable Series Trust I..............................         19,259              31            --             --
  M Fund Inc........................................................             --              --             9             10
                                                                       ------------     -----------     ---------      ---------
Total assets........................................................     22,139,400       1,882,922       536,261        588,203
Liabilities
Payable to John Hancock Variable Life Insurance Company.............         18,897              --            --             --
Asset charges payable...............................................          2,879             247            69             75
                                                                       ------------     -----------     ---------      ---------
Total liabilities...................................................         21,776             247            69             75
                                                                       ------------     -----------     ---------      ---------
Net assets..........................................................   $ 22,117,624     $ 1,882,675     $ 536,192      $ 588,128
                                                                       ============     ===========     =========      =========

                                                                         Frontier         Emerging
                                                                          Capital         Markets        Global
                                                                       Appreciation        Equity        Equity       Bond Index
                                                                        Subaccount       Subaccount    Subaccount     Subaccount
                                                                        ----------       ----------    ----------     ----------
Assets
Cash................................................................   $         80     $        43     $      12      $      45
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value.................................................             --         395,733       112,572        387,762
Investments in shares of portfolios of M Fund Inc., at value........        728,674              --            --             --
Policy loans and accrued interest receivable........................             --              --            --             --
Receivable from:
  John Hancock Variable Series Trust I..............................             --           2,536             2          1,123
  M Fund Inc........................................................             12              --            --             --
                                                                       ------------     -----------     ---------      ---------
Total assets........................................................        728,766         398,312       112,586        388,930
Liabilities
Payable to John Hancock Variable Life Insurance Company.............             --           2,529            --          1,116
Asset charges payable...............................................             92              49            14             51
                                                                       ------------     -----------     ---------      ---------
Total liabilities...................................................             92           2,578            14          1,167
                                                                       ------------     -----------     ---------      ---------
Net assets..........................................................   $    728,674     $   395,734     $ 112,572      $ 387,763
                                                                       ============     ===========     =========      =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 1999

                                                                                             Small/Mid     High Yield      Enhanced
                                                                                             Cap CORE         Bond       U.S. Equity
                                                                                            Subaccount     Subaccount     Subaccount
                                                                                            ----------     ----------     ----------
Assets
Cash....................................................................................     $      9       $     --       $      1
Investments in shares of portfolios of John Hancock Variable Series Trust I, at value...       99,481         90,611             --
Investments in shares of portfolios of M Fund Inc., at value............................           --             --         14,140
Policy loans and accrued interest receivable............................................           --             --             --
Receivable from:
  John Hancock Variable Series Trust I..................................................       16,714          1,478             --
  M Fund Inc............................................................................           --             --             --
                                                                                             --------       --------       --------
Total assets............................................................................      116,204         92,089         14,141
Liabilities
Payable to John Hancock Variable Life Insurance Company.................................       16,712          1,477             --
Asset charges payable...................................................................           11             11              2
                                                                                             --------       --------       --------
Total liabilities.......................................................................       16,723          1,488              2
                                                                                             --------       --------       --------
Net assets..............................................................................     $ 99,481       $ 90,601       $ 14,139
                                                                                             ========       ========       ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                     Years and periods ended December 31,

                                                   Large Cap Growth Subaccount                   Sovereign Bond Subaccount
                                            -----------------------------------------   ------------------------------------------
                                                1999           1998           1997          1999           1998           1997
                                            ------------   ------------   -----------   ------------   ------------   ------------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I..............................   $ 24,007,195   $ 11,641,271   $ 7,675,850   $ 17,792,726   $ 19,685,096   $ 17,409,990
  M Fund Inc.............................             --             --            --             --             --             --
Interest income on policy loans..........      1,211,333      1,008,607       875,892      4,084,783      4,027,376      3,926,698
                                            ------------   ------------   -----------   ------------   ------------   ------------
Total investment income..................     25,218,528     12,649,878     8,551,742     21,877,509     23,712,472     21,336,688
Expenses:
  Mortality and expense risks............        828,714        624,665       480,057      1,643,861      1,624,615      1,514,127
                                            ------------   ------------   -----------   ------------   ------------   ------------
Net investment income....................     24,389,814     12,025,213     8,071,685     20,233,648     22,087,857     19,822,561
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain......................      4,239,424      3,520,199     4,216,904        192,098      1,600,539      1,088,488
  Net unrealized appreciation
    (depreciation) during the period.....      1,727,703     18,509,310     7,920,403    (20,304,536)    (2,317,324)     2,987,952
                                            ------------   ------------   -----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
  investments............................      5,967,127     22,029,509    12,137,307    (20,112,438)      (716,785)     4,076,440
                                            ------------   ------------   -----------   ------------   ------------   ------------
Net increase in net assets resulting from
  operations.............................   $ 30,356,941   $ 34,054,722  $ 20,208,992   $    121,210   $ 21,371,072   $ 23,899,001
                                            ============   ============   ===========   ============   ============   ============


                                              International Equity Index Subaccount             Small Cap Growth Subaccount
                                            -----------------------------------------   ------------------------------------------
                                                1999           1998           1997          1999           1998           1997
                                            ------------   ------------   -----------   ------------   ------------   ------------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I..............................   $    917,904   $  3,394,842   $    840,616  $  1,272,230   $         --   $        976
  M Fund Inc.............................             --             --             --            --             --             --
Interest income on policy loans..........        179,345        170,285        170,905            --             --             --
                                            ------------   ------------   ------------  ------------   ------------   ------------
Total investment income..................      1,097,249      3,565,127      1,011,521     1,272,230             --            976
Expenses:
  Mortality and expense risks............        147,126        124,891        107,415        37,386         20,335         11,175
                                            ------------   ------------   ------------  ------------   ------------   ------------
Net investment income (loss).............        950,123      3,440,236        904,106     1,234,844        (20,335)       (10,199)
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain......................        168,248        148,419        209,781       491,241         55,393         34,153
  Net unrealized appreciation
    (depreciation) during the period.....      5,712,567        105,161     (2,036,425)    2,317,857        518,731        226,085
                                            ------------   ------------   ------------  ------------   ------------   ------------
Net realized and unrealized gain (loss) on
  investments............................      5,880,815        253,580     (1,826,644)    2,809,098        574,124        260,238
                                            ------------   ------------   ------------  ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations..............   $  6,830,938   $  3,693,816   $   (922,538) $  4,043,942   $    553,789   $    250,039
                                            ============   ============   ============  ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                               International Balanced Subaccount             Mid Cap Growth Subaccount
                                              -----------------------------------    -----------------------------------------
                                                 1999         1998         1997          1999           1998           1997
                                              ---------    ---------    ---------    -----------    -----------    -----------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I...............................    $  99,184    $  57,587    $  30,867    $ 2,117,559    $   461,919    $        --
  M Fund Inc..............................           --           --           --             --             --             --
Interest income on policy loans...........           --           --           --             --             --             --
                                              ---------    ---------    ---------    -----------    -----------    -----------
Total investment income...................       99,184       57,587       30,867      2,117,559        461,919             --
Expenses
  Mortality and expense risks.............        6,368        4,696        2,758         58,898         16,758          5,801
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net investment income (loss)..............       92,816       52,891       28,109      2,058,661        445,161         (5,801)
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss)................        4,711       (4,506)      12,000        773,222         73,958            394
  Net unrealized appreciation
    (depreciation) during the period......      (38,997)      78,455      (41,999)     6,801,000        647,137        199,441
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net realized and unrealized gain (loss) on
  investments.............................      (34,286)      73,949      (29,999)     7,574,222        721,095        199,835
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net increase in net assets resulting from
  operations..............................    $  58,530    $ 126,840    $  (1,890)   $ 9,632,883    $ 1,166,256    $   194,034
                                              =========    =========    =========    ===========    ===========    ===========


                                                   Large Cap Value Subaccount                 Money Market Subaccount
                                              -----------------------------------    -----------------------------------------
                                                 1999         1998         1997          1999           1998           1997
                                              ---------    ---------    ---------    -----------    -----------    -----------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I...............................    $ 648,532    $ 433,626    $ 266,440    $ 2,943,852    $ 2,888,490    $ 2,746,662
  M Fund Inc..............................           --           --           --             --             --             --
Interest income on policy loans...........           --           --           --        985,509        973,241        957,390
                                              ---------    ---------    ---------    -----------    -----------    -----------
Total investment income...................      648,532      433,626      266,440      3,929,361      3,861,731      3,704,052
Expenses:
  Mortality and expense risks.............       54,610       44,753       25,295        411,487        380,002        361,409
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net investment income.....................      593,922      388,873      241,145      3,517,874      3,481,729      3,342,643
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain.......................      165,556      673,582      217,073             --             --             --
  Net unrealized appreciation
    (depreciation) during the period......     (569,216)    (479,093)     532,936             --             --             --
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net realized and unrealized gain (loss) on
  investments.............................     (403,660)     194,489      750,009             --             --             --
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net increase in net assets resulting from
  operations..............................    $ 190,262    $ 583,362    $ 991,154    $ 3,517,874    $ 3,481,729    $ 3,342,643
                                              =========    =========    =========    ===========    ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                            Mid Cap Value Subaccount            Small/Mid Cap Growth Subaccount
                                                        --------------------------------       ----------------------------------
                                                          1999         1998       1997           1999         1998         1997
                                                        --------    ---------   --------       --------    ---------    ---------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................       $  31,306    $  40,338    $ 178,590   $  1,903,687  $  217,686   $  1,022,881
  M Fund Inc...................................              --           --           --             --          --             --
Interest income on policy loans................              --           --           --             --          --             --
Total investment income........................          31,306       40,338      178,590      1,903,687     217,686      1,022,881
                                                      ---------    ---------    ---------   ------------  ----------   ------------
Expenses:
  Mortality and expense risks..................          29,798       23,760        6,329         69,847      63,334         54,469
Net investment income..........................           1,508       16,578      172,261      1,833,840     154,352        968,412
                                                      ---------    ---------    ---------   ------------  ----------   ------------
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss).....................        (241,740)    (422,902)     121,152        (13,020)     56,968        533,297
  Net unrealized appreciation
    (depreciation) during the period...........         469,537     (260,362)     (86,033)    (1,274,161)    334,213     (1,073,252)
                                                      ---------    ---------    ---------   ------------  ----------   ------------
Net realized and unrealized gain (loss) on
  investments..................................         227,797     (683,264)      35,119     (1,287,181)    391,181       (539,955)
                                                      ---------    ---------    ---------   ------------  ----------   ------------
Net increase (decrease) in net assets
  resulting from operations....................       $ 229,305    $(666,686)   $ 207,380     $  546,659  $  545,533   $    428,457
                                                      =========    =========    =========   ============  ==========   ============

                                                        Real Estate Equity Subaccount            Growth & Income Subaccount
                                                      -----------------------------------    ----------------------------------
                                                        1999         1998          1997        1999          1998        1997
                                                      --------    ---------  ------------    --------      -------     --------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................       $  771,050   $  817,633  $  957,079  $124,750,392  $ 96,326,313  $ 99,799,718
  M Fund Inc...................................               --           --          --            --            --            --
Interest income on policy loans................          131,461      145,212     140,517    12,877,539    11,727,553    10,448,315
Total investment income........................          902,511      962,845   1,097,596   137,627,931   108,053,866   110,248,033
                                                      ----------   ----------  ----------  ------------  ------------  ------------
Expenses:
  Mortality and expense risks..................           78,893       86,610      76,454     6,531,512     5,589,689     4,658,703
Net investment income..........................       ----------   ----------  ----------  ------------  ------------  ------------
                                                         823,618      876,235   1,021,142   131,096,419   102,464,177   105,589,330
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss).....................          123,591      442,876     551,925    22,802,197    22,835,488    16,543,458
  Net unrealized appreciation
    (depreciation) during the period...........       (1,106,755)  (3,720,942)    447,661     7,687,109   112,457,395    67,250,127
                                                      ----------   ----------  ----------  ------------  ------------  ------------
Net realized and unrealized gain (loss) on
  investments..................................         (983,164)  (3,278,066)    999,586    30,489,306   135,292,883    83,793,585
                                                      ----------   ----------  ----------  ------------  ------------  ------------
Net increase (decrease) in net assets
  resulting from operations....................      $  (159,546) $(2,401,831) $2,020,728  $161,585,725  $237,757,060  $189,382,915
                                                     ===========  ===========  ==========  ============  ============  ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                             Managed Subaccount              Short-Term Bond Subaccount
                                                     --------------------------------      ------------------------------
                                                       1999       1998          1997         1999       1998       1997
                                                     -------    -------       -------      --------   --------   --------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................     $39,951,88  $37,907,821  $32,757,460   $  53,689   $ 31,261  $ 22,079
  M Fund Inc...................................             --           --           --          --         --        --
Interest income on policy loans................      5,217,121    4,949,021    4,669,363          --         --        --
Total investment income........................     45,169,006   42,856,842   37,426,823      53,689     31,261    22,079
                                                   -----------  -----------  -----------   ---------  ---------  --------
Expenses:
  Mortality and expense risks..................      2,636,085    2,381,406    2,111,314       5,065      3,052     2,202
Net investment income..........................    -----------  -----------  -----------   ---------  ---------  --------
                                                    42,532,921   40,475,436   35,315,509      48,624     28,209    19,877
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss).....................      5,060,826    5,853,076    5,663,060      (3,107)     2,008       235
  Net unrealized appreciation
    (depreciation) during the period...........     (9,288,287)  24,834,482   16,843,903     (23,648)    (5,287)    1,405
                                                   -----------  -----------  -----------   ---------  ---------  --------
Net realized and unrealized gain (loss) on
  investments..................................     (4,227,461)  30,687,558   22,506,963     (26,755)    (3,279)    1,640
                                                   -----------  -----------  -----------   ---------  ---------  --------
Net increase (decrease) in net assets
  resulting from operations....................     $38,305,46  $71,162,994  $57,822,472   $  21,869   $ 24,930  $ 21,517
                                                   ===========  ===========  ===========   =========  =========  ========

                                                               Small Cap Value Subaccount     International Opportunities Subaccount
                                                            --------------------------------  --------------------------------------
                                                              1999       1998          1997        1999         1998        1997
                                                           ---------  ----------    --------  -----------   ----------  -----------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................            $  97,290   $  24,781   $  256,363   $  354,646    $ 27,799    $ 35,111
  M Fund Inc...................................                   --          --           --           --          --          --
Interest income on policy loans................                   --          --           --           --          --          --
Total investment income........................               97,290      24,781      256,363      354,646      27,799      35,111
                                                           ---------  ----------  -----------  -----------   ---------    --------
Expenses:
  Mortality and expense risks..................               24,661      23,711       10,530       24,257      19,481      11,575
Net investment income..........................            ---------  ----------  -----------  -----------   ---------    --------
                                                              72,629       1,070      245,833      330,389       8,318      23,536
Net realized and unrealized gain (loss) on
  investments: in (loss).......................             (217,582)     61,917      129,604      123,861      64,757      78,058
  Net realized gain (loss).....................
  Net unrealized appreciation
    (depreciation) during the period...........              (40,472)   (364,339)     (32,439)     839,140     339,709    (141,034)
                                                           ---------  ----------  -----------  -----------   ---------    --------
Net realized and unrealized gain (loss) on
  investments..................................             (258,054)   (302,422)      97,165      963,001     404,466     (62,976)
                                                           ---------  ----------  -----------  -----------   ---------    --------
Net increase (decrease) in net assets
  resulting from operations....................            $(185,425)  $(301,352)  $  342,998   $1,293,390    $412,784    $(39,440)
                                                           =========  ==========  ===========  ===========   =========    ========

See accompanying notes.

                  JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                                       Equity Index Subaccount            Global Bond Subaccount
                                                                  --------------------------------     ---------------------------
                                                                    1999        1998        1997         1999     1998       1997
                                                                  --------    -------     -------      -------  --------   -------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................                $   921,698  $  367,284  $  220,686   $  91,316    $62,244  $84,597
  M Fund Inc...................................                         --          --          --          --         --       --
Interest income on policy loans................                         --          --          --          --         --       --
Total investment income........................                    921,698     367,284     220,686      91,316     62,244   84,597
                                                              ------------  ----------  ----------   ---------    -------  -------
Expenses:
  Mortality and expense risks..................                    103,983      60,274      28,637       9,736      7,516    5,827
Net investment income..........................                    817,715     307,010     192,049      81,580     54,728   78,770
                                                              ------------  ----------  ----------   ---------    -------  -------
Net realized and unrealized gain (loss) on
  investments: in (loss).......................
  Net realized gain (loss).....................                    471,802     132,619      38,987      (1,996)    32,917    5,891
  Net unrealized appreciation
    (depreciation) during the period...........                  2,019,913   2,082,107   1,193,531    (126,001)    11,342   (3,195)
                                                              ------------  ----------  ----------   ---------    -------  -------
Net realized and unrealized gain (loss) on
  investments..................................                  2,491,715   2,214,726   1,232,518    (127,997)    44,259    2,696
                                                              ------------  ----------  ----------   ---------    -------  -------
Net increase (decrease) in net assets
  resulting from operations....................                $ 3,309,430 $ 2,521,736  $1,424,567   $ (46,417)   $98,987  $81,466
                                                              ============  ==========  ==========   =========    =======  =======

                                                           Turner Core Growth Subaccount     Brandes International Equity Subaccount
                                                         ---------------------------------     ----------------------------------
                                                            1999        1998        1997           1999         1998       1997
                                                         ----------  ---------   ---------      ---------    ---------   --------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................           $     --   $      --    $      --       $      --    $     --    $     --
  M Fund Inc...................................             38,038       5,535       11,090          18,453      13,237       2,278
Interest income on policy loans................                 --          --           --              --          --          --
Total investment income........................             38,038       5,535       11,090          18,453      13,237       2,278
                                                         ---------   ---------   ----------       ---------    --------    --------
Expenses:
  Mortality and expense risks..................              2,102       1,022          505           1,904       1,143         746
Net investment income..........................             35,936       4,513       10,585          16,549      12,094       1,532
                                                         ---------   ---------   ----------       ---------    --------    --------
Net realized and unrealized gain (loss) on
  investments:
  Net realised gain............................             44,245      14,364        3,166           7,704       1,184         133
                                                         ---------   ---------   ----------       ---------    --------    --------
  Net unrealized appreciation during
      the period...............................             37,727      49,605       12,370         119,400      15,813       2,674
Net realized and unrealized gain (loss) on
  investments..................................             81,972      63,969       15,536         127,104      16,997       2,807
                                                         ---------   ---------   ----------       ---------    --------    --------
Net increase in net assets resulting from
  operations..................................            $117,908   $  68,482    $  26,121       $ 143,653    $ 29,091    $  4,339
                                                         =========   =========   ==========       =========    ========    ========

See accompanying notes

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                        Frontier Capital Appreciation    Emerging Markets Equity       Global
                                                                 Subaccount                    Subaccount         Equity Subaccount
                                                       --------------------------------    -----------------      -----------------
                                                         1999        1998         1997       1999     1998*          1999     1998*
                                                       --------    -------      -------    -------  --------       -------  -------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...........     $     --    $            $     --    $ 13,510   $   1        $    508    $   1
  M Fund Inc.....................................       20,787        1,888       8,986          --      --              --       --
Interest income on policy loans..................           --           --          --          --      --              --       --
Total investment income..........................       20,787        1,888       8,986      13,510       1             508        1
                                                      --------    ---------    --------   ---------   -----        --------   ------
Expenses:
  Mortality and expense risks....................        3,019        2,096       1,464         720      --             267       --
                                                      --------    ---------    --------   ---------   -----        --------   ------
Net investment income (loss).....................       17,768         (208)      7,522      12,790       1             241        1
Net realized and unrealized gain on
  investments:
  Net realized gain..............................       22,678       12,123       9,048       5,339      --             602        1
  Net unrealized appreciation (depreciation)
    during the period............................      164,599      (17,930)     40,541      86,570      10          13,424       45
                                                      --------    ---------    --------   ---------   -----        --------   ------
Net realized and unrealized gain (loss) on
  investments....................................      187,277       (5,807)     49,589      91,909      10          14,026       46
                                                      --------    ---------    --------   ---------   -----        --------   ------
Net increase (decrease) in net assets resulting
  from operations................................     $205,045    $  (6,015)   $ 57,111    $104,699    $ 11        $ 14,267    $  47
                                                      --------    ---------    --------   ---------   -----        --------   ------


                                                                                     Small/Mid                            Enhanced
                                                                                      Cap CORE          High Yield       U.S. Equity
                                                       Bond Index Subaccount         Subaccount       Bond Subaccount    Subaccount
                                                     -------------------------    ----------------  ------------------- ------------
                                                          1999         1998*        1999     1998*     1999     1998*       1999**
                                                     -------------  ----------    -------   ------- --------  ---------  -----------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I...............    $  17,417       $  149      $  6,810   $  --   $2,748    $   19    $     --
M Fund Inc.........................................           --           --            --      --       --        --       1,117
Interest income on policy loans....................           --           --            --      --       --        --          --
                                                       ---------       ------       --------  ------  ------    ------    --------
Total investment income............................       17,417          149         6,810            2,748        19       1,117
Expenses:
Mortality and expense risks........................        1,565            3           178      --      206         1           4
                                                       ---------       ------       --------  ------  ------    ------    --------
Net investment income..............................       15,852          146         6,632      --    2,542        18       1,113
Net realized and unrealized gain (loss) on
investments:
Net realized gain (loss)...........................       (1,422)          (1)          252      --     (186)       --          91
Net unrealized appreciation (depreciation)
during the period..................................      (22,820)        (196)        3,005       6     (511)      (26)       (879)
                                                       ---------       ------       --------  ------  ------    ------    --------
Net realized and unrealized gain (loss) on
investments........................................      (24,242)        (197)        3,257       6     (697)      (26)       (788)
Net increase (decrease) in net assets resulting
from operations....................................    $  (8,390)      $  (51)     $  9,889   $   6   $1,845    $   (8)   $    325
                                                       =========       ======       ========  ======  ======    ======    ========

_____________
*  From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years and periods ended December 31,

                                                Large Cap Growth Subaccount                     Sovereign Bond Subaccount
                                       --------------------------------------------   ---------------------------------------------
                                           1999            1998            1997            1999            1998            1997
                                       -------------   -------------   ------------   -------------   -------------   -------------
Increase (decrease) in net assets
  from operations:
  Net investment income.............   $  24,389,814   $  12,025,213   $  8,071,685   $  20,233,648   $  22,087,857   $  19,822,561
  Net realized gains................       4,239,424       3,520,199      4,216,904         192,098       1,600,539       1,088,488
  Net unrealized appreciation
    (depreciation) during the
    period..........................       1,727,703      18,509,310      7,920,403     (20,304,536)     (2,317,324)      2,987,952
                                       -------------   -------------   ------------   -------------   -------------   -------------
Net increase in net assets resulting
  from operations...................      30,356,941      34,054,722     20,208,992         121,210      21,371,072      23,899,001
From policyholder transactions:
  Net premiums from
    policyholders...................      37,307,814      21,681,632     18,819,133      26,114,799      32,901,747      31,136,450
  Net benefits to policyholders.....     (25,817,420)    (21,510,240)   (19,915,971)    (35,577,616)    (39,577,750)    (39,506,771)
  Net increase (decrease) in policy
    loans...........................              --       2,561,877        (41,068)             --       1,607,456       1,612,490
                                       -------------   -------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions.....................       11,490,394       2,733,269     (1,137,906)     (9,462,817)     (5,068,547)     (6,757,831)
                                       -------------   -------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net
  assets............................      41,847,335      36,787,991     19,071,086      (9,341,607)     16,302,525      17,141,170
Net assets at beginning of
  period............................     135,214,997      98,427,006     79,355,920     302,462,406     286,159,881     269,018,711
                                       -------------   -------------   ------------   -------------   -------------   -------------
Net assets at end of period.........   $ 177,062,332   $ 135,214,997   $ 98,427,006   $ 293,120,799   $ 302,462,406   $ 286,159,881
                                       =============   =============   ============   =============   =============   =============


                                           International Equity Index Subaccount               Small Cap Growth Subaccount
                                       --------------------------------------------   ---------------------------------------------
                                           1999            1998            1997            1999            1998            1997
                                       -------------   -------------   ------------   -------------   -------------   -------------
Increase (decrease) in net assets
  from operations:
  Net investment income (loss)......   $     950,123   $   3,440,236   $    904,106   $   1,234,844   $    (20,335)   $     (10,199)
  Net realized gains................         168,248         148,419        209,781         491,241         55,393           34,153
  Net unrealized appreciation
    (depreciation) during the
    period..........................       5,712,567         105,161     (2,036,425)      2,317,857        518,731          226,085
                                       -------------   -------------   ------------   -------------   ------------    -------------
Net increase (decrease) in net assets
  resulting from operations.........       6,830,938       3,693,816       (922,538)      4,043,942        553,789          250,039
From policyholder transactions:
  Net premiums from
    policyholders...................       7,373,967       6,549,988      6,398,146       4,316,218      2,382,203        1,906,439
  Net benefits to policyholders.....      (6,834,914)     (5,210,982)    (4,052,306)     (2,206,402)      (998,381)        (626,114)
  Net increase in policy loans......              --          86,200         41,466              --             --               --
                                       -------------   -------------   ------------   -------------   ------------    -------------
Net increase in net assets resulting
  from policyholder transactions....         539,053       1,425,206      2,387,306       2,109,816      1,383,822        1,280,325
                                       -------------   -------------   ------------   -------------   ------------    -------------
Net increase in net assets..........       7,369,991       5,119,022      1,464,768       6,153,758      1,937,611        1,530,364
Net assets at beginning of
  period............................      24,529,048      19,410,026     17,945,258       4,671,820      2,734,209        1,203,845
                                       -------------   -------------   ------------   -------------   ------------    -------------
Net assets at end of period.........   $  31,899,039   $  24,529,048   $ 19,410,026   $  10,825,578   $  4,671,820    $   2,734,209
                                       =============   =============   ============   =============   ============    =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                            International Balanced Subaccount               Mid Cap Growth Subaccount
                                         ---------------------------------------   ------------------------------------------
                                             1999          1998          1997          1999           1998           1997
                                         -----------   -----------   -----------   ------------   ------------   ------------
Increase (decrease) in net assets
  from operations
  Net investment income (loss)........   $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161   $     (5,801)
  Net realized gains (losses).........         4,711        (4,506)       12,000        773,222         73,958            394
  Net unrealized appreciation
    (depreciation) during the
    period............................       (38,997)       78,455       (41,999)     6,801,000        647,137        199,441
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations...........        58,530       126,840        (1,890)     9,632,883      1,166,256        194,034
From policyholder transactions:
  Net premiums from policyholders.....       377,958       341,482       602,033      8,941,124      3,164,065      1,031,218
  Net benefits to policyholders.......      (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)      (294,344)
  Net increase in policy loans........            --            --            --             --             --             --
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase in net assets resulting
  from policyholder transactions......       246,627        30,716       499,080      6,003,867      2,551,090        736,874
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase in net assets............       305,157       157,556       497,190     15,636,750      3,717,346        930,908
Net assets at beginning of period.....       872,075       714,519       217,329      5,215,505      1,498,159        567,251
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net assets at end of period...........   $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505   $  1,498,159
                                         ===========   ===========   ===========   ============   ============   ============


                                                Large Cap Value Subaccount                   Money Market Subaccount
                                         ---------------------------------------   ------------------------------------------
                                             1999          1998          1997          1999           1998           1997
                                         -----------   -----------   -----------   ------------   ------------   ------------
Increase (decrease) in net assets
  from operations:
  Net investment income...............   $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729   $  3,342,641
  Net realized gains..................       165,556       673,582       217,073             --             --             --
  Net unrealized appreciation
    (depreciation) during the
    period............................      (569,216)     (479,093)      532,936             --             --             --
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase in net assets
  resulting from operations...........       190,262       583,362       991,154      3,517,874      3,481,729      3,342,641
From policyholder transactions:
  Net premiums from
    policyholders.....................     3,166,658     4,214,076     3,739,319     33,694,123     24,612,731     19,023,054
  Net benefits to policyholders.......    (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)   (20,817,572)
  Net increase in policy loans........            --            --            --             --        421,166        390,775
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions........................     1,263,641     1,002,028     2,598,745      3,022,033      1,009,174     (1,403,743)
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase in net assets............     1,453,903     1,585,390     3,589,899      6,539,907      4,490,903      1,938,898
Net assets at beginning of
  period..............................     8,099,390     6,514,000     2,924,101     70,098,734     65,607,831     63,668,933
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net assets at end of period...........   $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734   $ 65,607,831
                                         ===========   ===========   ===========   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                 Mid Cap Value Subaccount                  Small/Mid Cap Growth Subaccount
                                         ---------------------------------------   -----------------------------------------------
                                             1999          1998          1997           1999            1998             1997
                                         -----------   -----------   -----------   --------------  --------------   --------------
Increase (decrease) in net assets
  from operations:
  Net investment income...............   $     1,508   $    16,578   $   172,261   $    1,833,840  $      154,352   $      968,412
  Net realized gains (losses).........      (241,740)     (422,902)      121,152          (13,020)         56,968          533,297
  Net unrealized appreciation
    (depreciation) during the
    period............................       469,537      (260,362)      (86,033)      (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase (decrease) in net assets
  resulting from operations...........       229,305      (666,686)      207,380          546,659         545,533          428,457
From policyholder transactions:
  Net premiums from policyholders.....     1,886,594     5,997,691     2,070,644        3,493,643       3,953,326        6,338,416
  Net benefits to policyholders.......    (1,745,112)   (2,912,034)     (190,430)      (3,105,108)     (3,311,846)      (3,379,629)
  Net increase in policy loans........            --            --            --               --              --               --
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase in net assets resulting
  from policyholder transactions......       141,482     3,085,657     1,880,214          388,535         641,480        2,958,787
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase in net assets............       370,787     2,418,971     2,087,594          935,194       1,187,013        3,387,244
Net assets at beginning of period.....     4,865,793     2,446,822       359,228       11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net assets at end of period...........   $ 5,236,580   $ 4,865,793   $ 2,446,822   $   12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   ==============  ==============   ==============


                                              Real Estate Equity Subaccount                   Growth & Income Subaccount
                                         ---------------------------------------   -----------------------------------------------
                                             1999          1998          1997           1999            1998             1997
                                         -----------   -----------   -----------   --------------  --------------   --------------
Increase (decrease) in net assets
  from operations:
  Net investment income...............   $   823,618   $   876,235   $ 1,021,142   $  131,096,419  $  102,464,177   $  105,589,330
  Net realized gains..................       123,591       442,876       551,925       22,802,197      22,835,488       16,543,458
  Net unrealized appreciation
    (depreciation) during the
    period............................    (1,106,755)   (3,720,942)      447,661        7,687,109     112,457,395       67,250,127
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase (decrease) in net assets
  resulting from operations...........      (159,546)   (2,401,831)    2,020,728      161,585,725     237,757,060      189,382,915
From policyholder transactions:
  Net premiums from
    policyholders.....................     2,304,591     6,295,255     7,786,904      101,973,160      92,955,980       86,308,294
  Net benefits to policyholders.......    (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)   (134,661,151)    (115,839,460)
  Net increase in policy loans........            --       (83,216)      265,517               --      18,165,114       18,568,293
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase (decrease) in net assets
  resulting from policyholder assets
  transactions........................    (1,007,000)      704,734     2,571,311      (31,728,050)    (23,540,057)     (10,962,873)
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase in net assets............    (1,166,546)   (1,697,097)    4,592,039      129,857,675     214,217,003      178,420,042
Net assets at beginning of
  period..............................    14,545,018    16,242,115    11,650,076    1,148,881,879     934,664,876      756,244,834
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net assets at end of period...........   $13,378,472   $14,545,018   $16,242,115   $1,278,739,554  $1,148,881,879   $  934,664,876
                                         ===========   ===========   ===========   ==============  ==============   ==============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                          Managed Subaccount                  Short-Term Bond Subaccount
                                              ------------------------------------------  ------------------------------------
                                                  1999           1998          1997          1999        1998         1997
                                              ------------   ------------  ------------   ----------  ----------   -----------
Increase (decrease) in net assets
   from operations:
   Net investment income...................   $ 42,532,921   $ 40,475,436  $ 35,315,509   $   48,624  $   28,209   $  19,877
   Net realized gains (losses).............      5,060,826      5,853,076     5,663,060       (3,107)      2,008         235
   Net unrealized appreciation
     (depreciation) during the period......     (9,288,287)    24,834,482    16,843,903      (23,648)     (5,287)      1,405
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net increase (decrease) in net assets
   resulting from operations...............     38,305,460     71,162,994    57,822,472       21,869      24,930      21,517
From policyholder transactions:
   Net premiums from policyholders.........     44,546,082     40,631,684    40,318,523      690,849     435,150     278,114
   Net benefits to policyholders...........    (55,332,758)   (55,447,667)  (54,498,285)    (178,124)   (274,762)   (218,771)
   Net increase in policy loans............              -      5,379,590     4,761,829           --          --          --
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions............................    (10,786,676)    (9,436,393)   (9,417,933)     512,725     160,388      59,343
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net increase in net assets.................     27,518,784     61,726,601    48,404,539      534,594     185,318      80,860
Net assets at beginning of period..........    472,553,966    410,827,365   362,422,826      594,889     409,571     328,711
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net assets at end of period................   $500,072,750   $472,553,966  $410,827,365   $1,129,483  $  594,889   $ 409,571
                                              ============   ============  ============   ==========  ==========   =========


                                                     Small Cap Value Subaccount          International Opportunities Subaccount
                                              ----------------------------------------   --------------------------------------
                                                  1999           1998          1997          1999        1998         1997
                                              ------------   ------------  -----------   ----------  ----------   ------------
Increase (decrease) in net assets
   from operations:
   Net investment income..................    $     72,629   $      1,070       245,833      330,389       8,318  $   23,536
   Net realized gains (losses)............        (217,582)        61,917       129,604      123,861      64,757      78,058
   Net unrealized appreciation
     (depreciation) during the period.....         (40,472)      (364,359)      (32,439)     839,140     339,709    (141,034)
                                              ------------   ------------  ------------  ----------- -----------  ----------
Net increase (decrease) in net assets
   resulting from operations..............        (185,425)      (301,372)      342,998    1,293,390     412,784     (39,440)
From policyholder transactions:
   Net premiums from policyholders........       1,446,109      2,644,808     2,466,836    1,632,955   2,203,753   1,969,364
   Net benefits to policyholders..........      (1,547,128)    (1,288,464)     (358,679)  (1,315,539) (1,443,700)   (709,490)
   Net increase in policy loans...........              --             --            --           --          --          --
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions...........................        (101,019)     1,356,344     2,108,157      317,416     760,053   1,259,874
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net increase (decrease) in net assets.....        (286,444)     1,054,972     2,451,155    1,610,806   1,172,837   1,220,434
Net assets at beginning of period.........       4,397,860      3,342,888       891,733    3,699,780   2,526,943   1,306,509
                                              ------------   ------------  ------------  -----------  ----------  ----------
Net assets at end of period...............    $  4,111,416   $  4,397,860  $  3,342,888  $ 5,310,586  $3,699,780  $2,526,943
                                              ============   ============  ============  ===========  ==========  ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,


                                                   Equity Index Subaccount                    Global Bond Subaccount
                                             -------------------------------------     -------------------------------------
                                                  1999        1998        1997             1999         1998         1997
                                             -----------   ---------- ------------     -----------  -----------   ----------
Increase (decrease) in net assets from
   operations:
Net investment income......................  $   817,715  $   307,010   $   192,049    $    81,580  $    54,728   $   78,770
Net realized gains (losses)................      471,802      132,619        38,987         (1,996)      32,917        5,891
Net unrealized appreciation (depreciation)
during the period..........................    2,019,913    2,082,107     1,193,531       (126,001)      11,342       (3,195)
                                             -----------  -----------   -----------    -----------  -----------   ----------
Net increase (decrease) in net assets
resulting from operations..................    3,309,430    2,521,736     1,424,567        (46,417)      98,987       81,466
From policyholder transactions:
Net premiums from policyholders............    7,762,529    4,632,113     6,068,371      1,115,699      798,933      807,985
Net benefits to policyholders..............   (2,563,485   (1,120,852)     (260,531)      (292,075)  (1,158,109)    (201,240)
Net increase in policy loans...............           --          --             --             --           --           --
                                             -----------  -----------   -----------    -----------  -----------   ----------
Net increase (decrease) in net assets
resulting from policyholder transactions...    5,199,044    3,511,261     5,807,840        823,624     (359,176)     606,745
                                             -----------  -----------   -----------    -----------  -----------   ----------
Net increase (decrease) in net assets......    8,508,474    6,032,997     7,232,407        777,207     (260,189)     688,211
Net assets at beginning of period..........   13,609,150    7,576,153       343,746      1,105,468    1,365,657      677,446
                                             -----------  -----------   -----------    -----------  -----------   ----------
Net assets at end of period................  $22,117,624  $13,609,150   $ 7,576,153    $ 1,882,675  $ 1,105,468   $1,365,657
                                             ===========  ===========   ===========    ===========  ===========   ==========

                                                 Turner Core Growth Subaccount       Brandes International Equity Subaccount
                                             -------------------------------------   ----------------------------------------
                                                1999          1998        1997             1999         1998         1997
                                             -----------   ---------- ------------   -------------  -----------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income...................  $    35,936  $     4,513   $    10,585    $    16,549  $    12,094   $     1,532
   Net realized gains......................       44,245       14,364         3,166          7,704        1,184           133
   Net unrealized appreciation during the
   period..................................       37,727       49,605        12,370        119,400       15,813         2,674
                                             -----------  -----------   -----------    -----------  -----------   -----------
Net increase in net assets resulting from
   operations..............................      117,908       68,482        26,121        143,653       29,091         4,339
From policyholder transactions:
   Net premiums from policyholders.........      240,351      203,590        91,440        239,618       55,021       146,796
   Net benefits to policyholders...........     (136,661)     (77,651)       (9,878)       (29,520)     (10,341)      (34,985)
   Net increase in policy loans............           --           --            --             --           --            --
                                             -----------  -----------   -----------    -----------  -----------   -----------
Net increase in net assets resulting from
   policyholder transactions...............      103,690      125,939        81,562        210,098       44,680       111,811
                                             -----------  -----------   -----------    -----------  -----------   -----------
Net increase in net assets.................      221,598      194,421       107,683        353,751       73,771       116,150
Net assets at beginning of period..........      314,594      120,173        12,490        234,377      160,606        44,456
                                             -----------  -----------   -----------    -----------  -----------   -----------
Net assets at end of period................  $   536,192  $   314,594   $   120,173    $   588,128  $   234,377   $   160,606
                                             ===========  ===========   ===========    ===========  ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,


                                                      Frontier Capital           Emerging Markets Equity              Global
                                                  Appreciation Subaccount              Subaccount               Equity Subaccount
                                            -----------------------------------  ------------------------  -----------------------
                                               1999          1998        1997        1999         1998*       1999         1998*
                                            ---------      --------   ---------  ------------  ----------  ----------   ----------
Increase (decrease) in net assets from
   operations:
Net investment income (loss).............   $  17,768      $    (208)  $  7,522     $  12,790   $     1    $     241    $       1
Net realized gains.......................      22,678         12,123      9,048         5,339        --          602            1
Net unrealized appreciation
  (depreciation) during the
  period.................................     164,599        (17,930)    40,541        86,570        10       13,424           45
                                            ---------      ---------   --------     ---------   -------    ---------    ---------
Net increase (decrease) in net
  assets resulting from operations.......     205,045         (6,015)    57,111       104,699        11       14,267           47
From policyholder transactions:
  Net premiums from policyholders........     255,268        128,779    327,804       433,406     2,018      108,420          915
  Net benefits to policyholders..........     (89,136)      (146,083)   (47,276)     (144,400)       --      (11,064)         (13)
  Net increase in policy loans...........          --             --         --            --        --           --           --
                                            ---------      ---------   --------     ---------   -------    ---------    ---------
  Net increase (decrease) in net
  assets resulting from policyholder
  transactions...........................     166,132        (17,304)   280,528       289,006     2,018       97,356          902
                                            ---------      ---------   --------     ---------   -------    ---------    ---------
Net increase (decrease) in net
   assets................................     371,177        (23,319)   337,639       393,705      2,029     111,623          949
Net assets at beginning of period........     357,497        380,816     43,177         2,029          0         949            0
                                            ---------      ---------   --------     ---------   --------   ---------    ---------
Net assets at end of period..............   $ 728,674      $ 357,497   $380,816     $ 395,734   $  2,029    $112,572    $     949
                                            =========      =========   ========     =========   ========   =========    =========

                                                                                                                   Enhanced U.S.
                                                                           Small/Mid              High Yield          Equity
                                             Bond Index Subaccount    Cap CORE Subaccount      Bond Subaccount      Subaccount
                                            ----------------------  ---------------------    ------------------   ----------------
                                             1999          1998*       1999       1998*        1999       1998*        1999**
                                            -------       -------    -------   ----------    --------    ------   ----------------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss)..........  $ 15,852       $   146    $ 6,632   $    --       $  2,542    $   18    $  1,113
   Net realized gains (losses)...........    (1,422)           (1)       252        --           (186)       --          91
   Net unrealized appreciation
     (depreciation) during the
     period..............................   (22,820)         (196)     3,005         6           (511)      (26)       (879)
                                           --------      --------    -------   -------       --------    ------    --------
Net increase (decrease) in net
   assets resulting from operations......    (8,390)          (51)     9,889         6          1,845        (8)        325
From policyholder transactions:
   Net premiums from policyholders.......   412,326        10,254     97,385       104         98,955     2,887      13,814
   Net benefits to policyholders.........   (26,307)          (69)    (7,901)       (2)       (13,078)       --          --
   Net increase in policy loans..........        --            --         --        --             --        --          --
                                           --------      --------    -------   -------       --------    ------    --------
Net increase in net assets resulting
   from policyholder transactions........   386,019        10,185     89,484       102         85,877     2,887      13,814
                                           --------      --------    -------   -------       --------    ------    --------
Net increase in net assets...............   377,629        10,134     99,373       108         87,722     2,879      14,139
Net assets at beginning of period........    10,134             0        108         0          2,879         0           0
                                           --------      --------    -------   -------       --------    ------    --------
Net assets at end of period..............  $387,763      $ 10,134    $99,481   $   108       $ 90,601    $2,879    $ 14,139
                                           ========      ========    =======   =======       ========    ======    ========

__________
*    From May 1, 1998 (commencement of operations).
**   From March 9, 1999 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999

1.   Organization

     John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.


2.   Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.


3.   Transactions with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4.   Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:

               Portfolio                                   Shares Owned       Cost            Value
               ---------                                   ------------  -------------    -------------
Large Cap Growth....................................         5,741,593   $ 120,709,045    $ 156,931,243
Sovereign Bond......................................        25,890,030     250,666,359      236,200,057
International Equity Index..........................         1,479,056      24,178,244       29,055,936
Small Cap Growth....................................           566,326       7,786,928       10,825,578
International Balanced..............................           109,967       1,176,141        1,177,232
Mid Cap Growth......................................           713,403      13,208,576       20,852,255
Large Cap Value.....................................           708,140       9,871,242        9,553,293
Money Market........................................         6,251,999      62,519,986       62,519,986
Mid Cap Value.......................................           409,851       5,090,205        5,236,581
Small/Mid Cap Growth................................           884,190      13,682,215       12,409,573
Real Estate Equity..................................         1,000,760      13,989,522       11,482,706
Growth & Income.....................................        54,521,668     796,471,840    1,091,050,404
Managed.............................................        27,360,590     363,175,625      422,672,470
Short-Term Bond.....................................           116,179       1,157,416        1,129,483
Small Cap Value.....................................           376,603       4,498,794        4,111,416
International Opportunities.........................           350,017       4,215,384        5,310,586
Equity Index........................................         1,081,124      16,808,530       22,117,624
Global Bond.........................................           191,740       1,993,841        1,882,675
Turner Core Growth..................................            23,384         436,035          536,192
Brandes International Equity........................            37,895         449,896          588,128
Frontier Capital Appreciation.......................            34,502         539,359          728,674
Emerging Markets Equity.............................            32,273         309,153          395,733
Global Equity.......................................             9,277          99,103          112,572
Bond Index..........................................            41,614         410,779          387,762
Small/Mid Cap CORE..................................            10,135          96,470           99,481
High Yield Bond.....................................            10,083          91,148           90,611
Enhanced U.S. Equity................................               674          15,019           14,140

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

     Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:

                          Portfolio                                         Purchases             Sales
                          ---------                                        ------------       ------------
Large Cap Growth ............................................              $ 40,147,156       $  8,250,657
Sovereign Bond ..............................................                27,217,744         17,748,511
International Equity Index ..................................                  ,421,148          3,377,977
Small Cap Growth ............................................                 4,824,260          1,479,601
International Balanced ......................................                   640,162            300,719
Mid Cap Growth ..............................................                 9,490,182          1,427,655
Large Cap Value .............................................                 2,984,422          1,126,859
Money Market.................................................                21,519,371         15,378,894
Mid Cap Value ...............................................                 1,426,492          1,283,502
Small/Mid Cap Growth.........................................                 3,998,048          1,775,674
Real Estate Equity...........................................                 1,670,570          1,772,028
Growth & Income .............................................               133,888,047         52,458,290
Managed......................................................                46,301,140         19,231,354
Short-Term Bond..............................................                   682,313            120,964
Small Cap Value..............................................                 1,054,005          1,082,396
International Opportunities..................................                 1,758,914          1,111,110
Equity Index ................................................                 7,177,051          1,160,291
Global Bond..................................................                 1,188,656            283,452
Turner Core Growth...........................................                   279,803            140,177
Brandes International Equity.................................                   255,671             29,025
Frontier Capital Appreciation ...............................                   401,413            217,513
Emerging Markets Equity .....................................                   454,479            152,683
Global Equity ...............................................                   107,485              9,888
Bond Index ..................................................                   429,057             27,186
Small/Mid Cap CORE...........................................                   106,540             10,425
High Yield Bond..............................................                    99,666             11,238
Enhanced U.S. Equity.........................................                    26,361             11,432

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


     This index should help you locate more information about many of the important concepts in this prospectus.


Key Word or Phrase                                                    Page

Account..............................................................  33
account value........................................................   9
Additional Sum Insured...............................................  16
asset - based charge.................................................  10 asset rebalancing....................................................  14
attained age.........................................................  10
Basic Sum Insured....................................................  16
beneficiary..........................................................  43
business day.........................................................  34
changing Option A or B...............................................  20
changing the Total Sum Insured.......................................  20
charges..............................................................   9
Code.................................................................  39
cost of insurance rates..............................................   9
date of issue........................................................  35
death benefit........................................................   5
deductions...........................................................   9
dollar cost averaging................................................  14
expenses of the Trust................................................  11
fixed investment option..............................................  34 full surrender.......................................................  15
fund.................................................................   2
grace period.........................................................   8
guaranteed death benefit feature.....................................   7
Guaranteed Death Benefit Premium.....................................   7
insurance charge.....................................................   9
insured person.......................................................   5
investment options...................................................   1
JHVLICO..............................................................  33
lapse................................................................   7
loan.................................................................  15
loan interest........................................................  16
Maximum Monthly Benefit..............................................  19
maximum premiums.....................................................   6
Minimum Initial Premium..............................................  34
minimum insurance amount.............................................  17
minimum premiums.....................................................   6
modified endowment...................................................  41
monthly deduction date...............................................  35
Option A; Option B...................................................  16
optional benefits....................................................  10
owner................................................................   5
partial withdrawal...................................................  15
partial withdrawal charge............................................  11 payment options......................................................  21
Planned Premium......................................................   6
policy anniversary...................................................  35
policy year..........................................................  35
premium; premium payment.............................................   5
prospectus...........................................................   3
receive; receipt.....................................................  23
reinstate; reinstatement.............................................   8
sales charges........................................................   9
SEC..................................................................   2
Separate Account U...................................................  33
Servicing Office.....................................................   2
special loan account.................................................  16 subaccount...........................................................  33
surrender............................................................   5
surrender value......................................................  15
Target Premium.......................................................   9
tax considerations...................................................  39
telephone transactions...............................................  23
Total Sum Insured....................................................  16
transfers of account value...........................................  14
Trust................................................................   2
variable investment options..........................................   1
we; us...............................................................  33
withdrawal...........................................................  15
withdrawal charges...................................................  11
you; your............................................................   5